                                                                   EXHIBIT 10.38

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                        DISTRIBUTION AND SUPPLY AGREEMENT

                                    PREAMBLE

     THIS DISTRIBUTION AND SUPPLY AGREEMENT (the "Agreement") is entered into as of the 3rd day of March, 2006 (the "Effective Date") by and between Myogen, Inc., a Delaware corporation, with its principal place of business at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("Myogen") and SmithKline Beecham Corporation d/b/a GlaxoSmithKline, a Pennsylvania corporation, with its principal place of business at One Franklin Plaza, 200 North 16th Street, Philadelphia, PA 19101 ("GSK"). Myogen and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

     WHEREAS, GSK desires to engage Myogen to exclusively promote and distribute Product (as hereinafter defined) in the Territory (as hereinafter defined) to ensure that life-saving product is available to those who need it and to permit Myogen to utilize GSK's Trademarks (as hereinafter defined) in connection with the promotion and distribution of Product in the Territory, and Myogen desires to be so engaged by GSK, in each case in accordance with the terms and conditions of this Agreement; and

     WHEREAS, Myogen desires to purchase from GSK, and GSK agrees to supply to Myogen, Myogen's entire requirements of Product for distribution in the Territory during the Term (as hereinafter defined).

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, Myogen and GSK hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. As used herein, the following capitalized terms will have the meanings set forth below when used in this Agreement, and all terms defined in the singular will have the same meanings when used in the plural (and vice versa), unless otherwise specified.

     "Accredo" means Accredo Health Incorporated, a wholly owned subsidiary of Medco Health Solutions, Inc.

     "Actual Quantity" will have the meaning set forth in Section 5.3(e).

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "Adjusted Gross Sales" means the number of units of Product sold by Myogen and/or its Affiliates or permitted sublicensees to Third Parties (including, but not limited to, Accredo and TheraCom) in arm's length transactions multiplied by the greater of: (a) Baseline WAC; or (b) the WAC in effect at the time of such sale. Any sales of Product between Myogen, its Affiliates and its or their permitted sublicensees, for resale, will be excluded from the computation of Adjusted Gross Sales.

     "Adverse Event" means any untoward medical occurrence in a patient temporally associated with the use of Product, whether or not considered related to Product, including (a) any unfavorable and unintended sign, symptom, or disease (new or exacerbated) temporally associated with the use of Product; (b) an adverse event occurring from an overdose, whether accidental or intentional, related to Product; (c) an adverse event occurring from drug abuse related to Product; and (d) any failure of expected pharmacological action, or such other definition as may from time to time be set forth in 21 CFR Part 314.80.

     An "Affiliate" of a Party or Person means any Person, whether de jure or de facto, that directly or indirectly, controls, is controlled by, or is under common control with such Party or Person, as applicable. Solely as used in this definition, "control" means (a) direct or indirect ownership of more than fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of such Party or Person, as applicable, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the policies and management of such Party or Person, as applicable, whether by the ownership of stock, by contract, or otherwise.

     "Agreement" will have the meaning set forth in the Preamble.

     "Annual Meeting" will have the meaning set forth in Section 5.2(b).

     "Anti-Kickback Statute" means the Medicare and Medicaid Anti-Kickback Statute set forth at 42 U.S.C. Section 1320a-7b(b).

     "Applicable Law" means all applicable provisions of any and all Federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards judgments, permits and licenses of or from governmental authorities relating to or governing the use or regulation of the subject item, including, without limitation, the Anti-Kickback Statute, the FD&C Act and the PDMA.

     "Average Selling Price" for each Product stock keeping unit (SKU) in a given Contract Year means the Gross Sales for such SKU of the Product for such Contract Year divided by the total number of units sold of such SKU of the Product in such Contract Year.

     "Baseline Gross Sales" means, for the First Year, an amount equal to GSK's gross sales during the consecutive twelve (12) month period immediately preceding the Commencement Date; for the Second Year, an amount equal to the Gross Sales of the First Year; and for the

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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Third Year, an amount equal to the Gross Sales for the Second Year. For the purposes of this definition only, the term "GSK's gross sales" means the gross sales of Product by GSK to Third Parties in the Territory (including, but not limited to, Accredo and TheraCom), without any deduction for cash discounts, customary trade allowances or rebates actually taken.

     "Baseline WAC" means GSK's [..**..] for Product to wholesalers or direct purchasers in the Territory as of the Effective Date, on a unit basis consisting of the total of (a) [..**..] for sterile diluent, (b) [..**..] for Flolan 0.5mg and (c) [..**..] for Flolan 1.5mg.

     "Business Day" means any day other than a day which is a Saturday, a Sunday or any day banks are authorized or required to be closed in the United States.

     "Calendar Quarter" means each of the consecutive three (3) month periods ending March 31, June 30, September 30, and December 31, as the case may be.

     "Certificate of Conformance" means a document provided by GSK to Myogen that, for each specified lot of Product: (a) states that such specified lot has been manufactured in accordance with all Applicable Law and licenses, (b) certifies, by GSK's head of Quality Assurance, that such specified lot is suitable for release into interstate commerce, and (c) attests that such specified lot has been produced in accordance with the Specifications and Good Manufacturing Practices.

     "CIP" means "Carriage and Insurance Paid to...," as defined in INCOTERMS, 2000 edition, published by the International ChambeR of Commerce, ICC Publication 560.

     "CMS" means the Center for Medicare and Medicaid Services.

     "Commencement Date" means the first day of the first full calendar month after the Effective Date following the date by which Myogen provides written notice to GSK that (i) Customers are notified and trained on how to place Customer Orders with Myogen, (ii) Myogen is ready to accept Customer Orders,
(iii) Myogen is trained on how to deliver Purchase Orders to GSK and (iv) Myogen has in place capabilities to comply with its obligations under Sections 3.5 and 3.6.

     "Commercially Reasonable Efforts" means, (a) with respect to GSK, efforts and resources normally used by GSK in the Territory in the exercise of its reasonable business discretion relating to a prescription pharmaceutical product owned by it or to which it has exclusive rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors, including without limitation technical, legal, scientific, and/or medical factors; and (b) with respect to Myogen, efforts and resources normally used by a company similar to Myogen in the Territory in the exercise of its reasonable business discretion relating to a prescription pharmaceutical product owned by such company or to which such company has exclusive

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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promotion and distribution rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors, including without limitation technical, legal, scientific, and/or medical factors.

     "Confidential Information" means any and all information disclosed to or obtained by Recipient pursuant to or in connection with the negotiation, execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby and any and all information regarding, related to, or associated with any or all elements of this Agreement, including the Product or each Party's operations, that is disclosed by the Disclosing Party to the Recipient; provided, however, that Confidential Information will not include information which: (a) at the time of disclosure is in the public domain; (b) after disclosure becomes part of the public domain, except through breach of this Agreement; (c) the Recipient can demonstrate by reasonable proof was in its possession prior to the time of disclosure by the Disclosing Party hereunder, and was not acquired directly or indirectly from the Disclosing Party; (d) the Recipient can demonstrate by reasonable proof was developed by or on behalf of Recipient independent of and without reference to the Disclosing Party's Confidential Information; or (e) becomes available to Recipient from a Third Party who did not acquire such information directly or indirectly from the Disclosing Party and who is not otherwise prohibited from disclosing such information.

     "Confidentiality Agreement" will have the meaning set forth in Section 11.1(h).

     "Contract Year" means any of the First Year, the Second Year or the Third Year, and if the Agreement is extended as provided in Section 12.1, each twelve
(12) consecutive calendar month period following the Third Year during the Term thereafter.

     "Cure Period" will have the meaning set forth in Section 12.2.

     "Current Accredo Agreement" means the Specialty Distribution Agreement, as amended, between GSK and Accredo, and effective as of September 1, 2000, pursuant to which Accredo provides specialty pharmacy distribution services relating to Product and, if applicable, any extension thereof setting forth the terms and conditions pursuant to which Accredo will transition the specialty pharmacy distribution services provided under the Current Accredo Agreement to a another specialty pharmacy distributor.

     "Current Accredo Agreement Assignment" will have the meaning set forth in
Section 2.2(a)(i).

     "Current TheraCom Agreement" means the Specialty Distribution Agreement, as amended, between GSK and TheraCom, effective as of October 21, 1999, pursuant to which TheraCom provides specialty pharmacy distribution services relating to Product, and, if applicable, any extension thereof setting forth the terms and conditions pursuant to which

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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TheraCom will transition the specialty pharmacy distribution services provided under the Current TheraCom Agreement to a another specialty pharmacy distributor.

     "Current TheraCom Agreement Assignment" will have the meaning set forth in
Section 2.2(a)(ii).

     "Customers" means Third Party purchasers of Product in the Territory, including in each case, without limitation, Accredo and TheraCom.

     "Customer Orders" will have the meaning set forth in Section 5.3(c)(i).

     "DDMAC" means the FDA's Division of Drug Marketing, Advertising and Communications.

     "Detail" means an interactive face-to-face visit in the Territory by a sales representative of Myogen with a Target Prescriber or his or her legally empowered designee, during which the FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings, and other relevant characteristics of Product may be described by such sales representative in a fair and balanced manner consistent with Applicable Law and the PhRMA Code, and using, as necessary or desirable, the product labeling or the Promotional Materials; however, incidental contacts between such sales representatives and a Target Prescriber will not constitute a Detail. When used as a verb, "Detail" means to engage in a Detail.

     "Disclosing Party" will have the meaning set forth in Section 11.1(a).

     "Dispute" will have the meaning set forth in Section 9.1.

     "Dispute Notice" will have the meaning set forth in Section 9.1.

     "Drug Master File" means the drug master file (as such term is defined in 21 CFR. Part 314.420) filed with the FDA with respect to the Product.

     "Effective Date" will have the meaning set forth in the Preamble.

     "FDA" means the United States Food and Drug Administration, or any successor agency of the United States.

     "FD&C Act" means the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder from time to time.

     "First Year" means the consecutive twelve (12) month period during the Term commencing on the Commencement Date.

     "Generic Equivalent" means a pharmaceutical composition sold by a Third Party, which pharmaceutical composition contains epoprostenol sodium as an active ingredient, is

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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bioequivalent to Product with respect to pharmacokinetic properties and approved by the FDA under an Abbreviated New Drug Application ("ANDA") or any equivalent approval as may be available at the time.

     "Good Manufacturing Practices" means all current good manufacturing practices as defined under 21 USC Section 351(a)(2)(B) and thE FDA regulations promulgated thereunder, as in effect from time to time.

     "Governmental Authority" means any Federal, state, local or foreign governmental authority, regulatory agency or other governmental body in the Territory.

     "Gross Sales" means the number of units of Product sold by Myogen and/or its Affiliates or permitted sublicensees to Third Parties (including, but not limited to, Accredo and TheraCom) in arm's length transactions multiplied by the WAC in effect at the time of such sale. Any sales of Product between Myogen, its Affiliates and its or their permitted sublicensees, for resale, will be excluded from the computation of Gross Sales.

     "GSK" will have the meaning set forth in the Preamble.

     "GSK Indemnitee" will have the meaning set forth in Section 9.3.

     "GSK Promotional Materials" will have the meaning set forth in Section 3.2(c).

     "GSK Publication" will have the meaning set forth in Section 11.3(b).

     "GSK Territory" will have the meaning set forth in Section 2.3(d).

     "Incentive Compensation" will have the meaning set forth in Section 3.9(c)(iii).

     "Ineligible Person" means an individual or entity who: (a) is currently excluded, debarred, suspended or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or nonprocurement programs, or (b) has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. 1320a-7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

     "Indemnitee" will have the meaning set forth in Section 9.4.

     "Indemnitor" will have the meaning set forth in Section 9.4.

     "Intellectual Property" means all patents and patent applications in existence as of the Effective Date or during the Term, that generally or specifically claim or cover the manufacture, use, sale or importation of the Product, including those as set forth on Schedule 1.1A, attached hereto and incorporated herein.

     "Losses" will have the meaning set forth in Section 9.2.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "Myogen" will have the meaning set forth in the Preamble.

     "Myogen Indemnitees" will have the meaning set forth in Section 9.2.

     "Myogen Publication" will have the meaning set forth in Section 11.3(a).

     "NDA" means a New Drug Application filed with the FDA for any product, requesting permission to place a drug on the market in accordance with 21 CFR
Part 314, and all amendments or supplements filed pursuant to the requirements of the FDA, including all documents, data and other information concerning such product which are necessary for FDA approval to market such product in the Territory.

     "NDC" means National Drug Code.

     "Net Effective Price Increase" means the percentage calculated by dividing the difference between the Average Selling Price for a given Contract Year and the Average Selling Price for the immediately prior Contract Year by the Average Selling Price for the immediately prior Contract Year. For the First Year, the Net Effective Price Increase means the percentage calculated by dividing the difference between the Average Selling Price for the First Year and the Average Selling Price for the twelve (12) consecutive month period prior to the Commencement Date by the Average Selling Price for the twelve (12) consecutive month period prior to the Commencement Date.

     "New Accredo Agreement" means a specialty distribution agreement between GSK and Accredo, which may become effective after the Effective Date, pursuant to which Accredo will provide specialty pharmacy distribution services relating to Product in the Territory.

     "New Accredo Agreement Assignment" will have the meaning set forth in
Section 2.2(c)(i).

     "New TheraCom Agreement" means a specialty distribution agreement between GSK and TheraCom, which will become effective after the Effective Date, pursuant to which TheraCom will provide specialty pharmacy distribution services relating to Product in the Territory.

     "New TheraCom Agreement Assignment" will have the meaning set forth in
Section 2.2(c)(ii).

     "NOV" means notice of violation, otherwise known as an "untitled letter" sent by DDMAC.

     "Party" or "Parties" will have the meaning set forth in the Preamble.

     "Patient Assistance Program" will have the meaning set forth in Section 3.1(h).

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "PDMA" means the Prescription Drug Marketing Act of 1987, as amended, and the regulations promulgated thereunder from time to time.

     "Pfizer Supply Agreement" means the Supply Agreement, between Wellcome Foundation Limited (predecessor to GSK) and The Upjohn Company (predecessor to Pfizer), effective as of January 1, 1992, pursuant to which Pfizer manufactures and supplies to GSK epoprostenol sodium as the active pharmaceutical ingredient used by GSK to manufacture Product.

     "Pfizer" means Pfizer, Inc.

     "PhRMA Code" means the PhRMA Code on Interactions with Health Care Professionals, as amended.

     "Person" means any individual, corporation, partnership, firm, association, joint venture, joint stock company, trust or other entity, or any government or regulatory administrative or political subdivision or agency, department or instrumentality thereof.

     "Pre-Clearance Period" will have the meaning set forth in Section
3.2(b)(ii).

     "Pre-Clearance Process" will have the meaning set forth in Section 3.2(b)(ii).

     "Product" means any pharmaceutical composition which contains epoprostenol sodium as the sole active ingredient and is marketed under the authority of GSK or any Affiliate of GSK during the Term. As of the Effective Date, the Product is known as Flolan(R) and is marketed solely in the dosage form and packaged in the manner identified on Schedule 1.1B, attached hereto and incorporated herein. For the avoidance of doubt, "Product" will be deemed to include the Sterile Diluent for Flolan, and subject to Section 4.5, Product Improvements.

     "Product Action" will have the meaning set forth in Section 6.8(b)(i).

     "Product Forecast" will have the meaning set forth in Section 5.2(a)(i).

     "Product Registration" means the approvals or registrations for Product which have been received by GSK in the Territory, including without limitation, the Drug Master File (DMF) and NDA for the Product.

     "Promotional Activities" will have the meaning set forth in Section 3.2(a).

     "Promotional Materials" will have the meaning set forth in Section 3.2(a).

     "Promotional Review Notice" has the meaning set forth in Section 3.2(b)(i).

     "Purchase Order" will have the meaning set forth in Section 5.3(c)(ii).

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "Quality Agreement" means the agreement to be entered into by the Parties pursuant to Section 6.3.

     "Quarterly Meeting" will have the meaning set forth in Section 5.2(b).

     "Recipient" will have the meaning set forth in Section 11.1(a).

     "Sales Representative FTE" will have the meaning set forth in Section
3.9(b).

     "Second Year" means the consecutive twelve (12) month period during the Term immediately succeeding the last calendar day of the First Year.

     "Serious Adverse Event" means an Adverse Event occurring at any dose that results in any of the following outcomes: death, a life-threatening Adverse Event, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered a Serious Adverse Event when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition.

     "Specifications" will mean the specifications for Product set forth on Exhibit A, attached hereto and incorporated herein, as may be updated from time-to-time by the Parties during the Term.

     "Supply Price" will have the meaning set forth in Section 5.5.

     "Target Prescribers" will have the meaning set forth in Section 3.9(c).

     "Term" will have the meaning set forth in Section 12.1.

     "Territory" means the United States.

     "TheraCom" means TheraCom, Inc.

     "Third Party" means any Person other than the Parties or their respective Affiliates.

     "Third Year" means the consecutive twelve (12) month period during the Term immediately succeeding the Second Year.

     "Trademarks" means the FLOLAN(R) trademarks to be set forth on Schedule 1.1C, which shall be delivered to Myogen after the Effective Date and attached hereto and incorporated herein.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "Transition Period" means the period commencing on the Effective Date and ending at 12:01 a.m. Eastern Standard Time on the Commencement Date.

     "United States" or "U.S." means the fifty (50) states of the United States of America and the District of Columbia.

     "WAC" means Myogen's list price for Product to wholesalers or direct purchasers in the Territory, including, without limitation, Accredo and TheraCom, but excluding prompt pay or other discounts, rebates or reductions in price, as reported in wholesale price guides or other publications of drug or biological pricing data.

     Section 1.2 Clarification. The word "including" or any variation thereof means "including without limitation" and the word "including" or any variation thereof will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. The word "annual" means each period during the Term from January until December, pro rated as necessary.

                                   ARTICLE II

           APPOINTMENT OF DISTRIBUTION RIGHTS; RIGHTS AND LIMITATIONS

     Section 2.1 Appointment of Promotion and Distribution Rights; Transition Period.

          (a) Subject to the terms and conditions of this Agreement, GSK hereby appoints Myogen as GSK's exclusive distributor (except as otherwise provided in this Agreement) of Product in the Territory, and, in connection therewith, grants to Myogen the exclusive right (except as otherwise provided in this Agreement) to market, promote, advertise, sell and distribute Product in the Territory. In connection with the foregoing, GSK grants to Myogen an exclusive license under the Intellectual Property to sell and offer to sell Product in the Territory. The appointment and license made in the preceding sentences will commence on the Commencement Date and continue throughout the Term, and for clarity, such appointment will not survive past the expiration or earlier termination of this Agreement. Except as otherwise provided in this Agreement, GSK and its Affiliates will not engage in any marketing, promotion, advertisement, sale or distribution of Product in the Territory after the Commencement Date.

          (b) GSK and its Affiliates will retain the exclusive right during the Term to manufacture Product and/or to have Product manufactured in the Territory, and to ship Product through its distribution channels in the Territory, as long as such shipment is solely in connection with providing Product to GSK's Affiliates or Third Parties for sale in the GSK Territory, and/or in connection with providing Product to Customers on behalf of Myogen in accordance with Section 5.3.

          (c) During the Transition Period, GSK will continue to sell and distribute Product in the Territory in a manner consistent with GSK's practices prior to the Effective Date.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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Further, during the Transition Period, GSK will be solely responsible for invoicing Customers for sales of Product and booking all sales of Product in the Territory.

     Section 2.2 Specialty Pharmacy Agreements.

          (a) Assignment of Current Agreements. Contemporaneous with the execution of this Agreement, each Party will cause their respective authorized representative to execute:

               (i) an assignment agreement with respect to the Current Accredo Agreement (the "Current Accredo Agreement Assignment"), a copy of which is attached hereto and incorporated herein as Exhibit B, pursuant to which as of the Commencement Date, all rights and responsibilities of GSK under the Current Accredo Agreement will be assigned to Myogen, subject to the terms and conditions of the Current Accredo Agreement Assignment; and

               (ii) an assignment agreement with respect to the Current TheraCom Agreement (the "Current TheraCom Agreement Assignment"), a copy of which is attached hereto and incorporated herein as Exhibit C, pursuant to which as of the Commencement Date, all rights and responsibilities of GSK under the Current TheraCom Agreement will be assigned to Myogen, subject to the terms and conditions of the Current TheraCom Agreement Assignment.

          (b) Negotiation and Execution of New Agreements. After the Effective Date, GSK will use Commercially Reasonable Efforts to negotiate and execute the New Accredo Agreement and New TheraCom Agreement. GSK may, from time to time during the negotiations of either the New Accredo Agreement or New TheraCom Agreement, provide Myogen with an opportunity to review and comment upon drafts of such New Accredo Agreement or New TheraCom Agreement, which comments GSK will consider but will in no way be obligated to incorporate into either the New Accredo Agreement or New TheraCom Agreement. Myogen acknowledges that GSK desires to execute the New Accredo Agreement and New TheraCom Agreement as soon as possible after the Effective Date. Accordingly, Myogen agrees that it will use its best efforts to provide comments, if any, on any drafts of the New Accredo Agreement or New TheraCom Agreement as soon as reasonably practicable after receipt thereof from GSK. In the event that GSK is unable to enter into either the New Accredo Agreement or the New TheraCom Agreement for the provision of specialty distribution services relating to Product in the Territory, GSK will use Commercially Reasonable Efforts to identify other Third Party specialty pharmacy(ies) to be agreed upon by Myogen and GSK will use Commercially Reasonable Efforts to negotiate an agreement with such Third Party which will be assigned to Myogen. GSK agrees that it shall ensure that the terms of the New Accredo Agreement, the New TheraCom Agreement or any such other Third Party specialty pharmacy agreement shall not be materially disadvantageous to GSK or its assignee relative to the terms of the Current Accredo Agreement or the current TheraCom Agreement. GSK agrees that it shall negotiate in any of the New TheraCom Agreement, the New Accredo Agreement or any such other Third Party specialty pharmacy agreement a prompt payment discount to encourage payment of invoices within approximately thirty (30) days.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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          (c) Assignment of New Agreements.

               (i) Within five (5) Business Days after the execution of the New Accredo Agreement, each Party will cause their respective authorized representative to execute an assignment agreement with respect to the New Accredo Agreement (the "New Accredo Agreement Assignment"), a copy of which is attached hereto and incorporated herein as Exhibit D, pursuant to which as of the Commencement Date, all rights and responsibilities of GSK under the New Accredo Agreement will be assigned to Myogen, subject to the terms and conditions of the New Accredo Agreement Assignment; and

               (ii) Within five (5) Business Days after the execution of the New TheraCom Agreement, each Party will cause their respective authorized representative to execute an assignment agreement with respect to the New TheraCom Agreement (the "New TheraCom Agreement Assignment"), a copy of which is attached hereto and incorporated herein as Exhibit E, pursuant to which as of the Commencement Date, all rights and responsibilities of GSK under the New TheraCom Agreement will be assigned to Myogen, subject to the terms and conditions of the New TheraCom Agreement Assignment.

     Section 2.3 Territorial Limitation.

          (a) Myogen agrees that it will conduct its marketing, promotion, advertisement, sale and distribution of Product solely in the Territory. Myogen will not sell, market, promote, advertise or distribute Product in the GSK Territory. Myogen will not knowingly sell or otherwise offer Product, directly or indirectly, to any Customer for resale in the GSK Territory. Myogen will not, directly or indirectly, sell or otherwise offer Product to any Customer that Myogen reasonably believes is going to sell such Product, directly or indirectly, in the GSK Territory, unless mutually agreed in writing upon by both Parties. It is acknowledged by the Parties, however, that certain sales of Product by Myogen to the United States Government, and its subdivisions thereof, may result in Product being shipped to military bases and other government installations that are in the GSK Territory and such sales will not constitute a breach of this Agreement.

          (b) Subject to Applicable Law, Myogen will implement reasonable safeguards so that Product is sold to Customers for resale only in the Territory and not for resale in any country in the GSK Territory. If Myogen becomes aware that any of its Customers has imported Product from the GSK Territory or exported Product into the GSK Territory, or has reason to believe that a Customer intends to import Product from the GSK Territory or export Product to the GSK Territory, Myogen, to the extent permitted by Applicable Law, will take Commercially Reasonable Efforts to cause such Customer to cease such unauthorized import/export activities; provided, however, that nothing contained in this Section 2.3(b) will obligate Myogen to take any action to comply with this Section 2.3(b) which is greater than that taken by GSK with respect to the Product prior to the Effective Date.

          (c) GSK agrees that it will, and will use Commercially Reasonable Efforts to cause its Affiliates and their sublicensees to, conduct the marketing, promotion, advertisement,

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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sale and distribution of Product solely in the GSK Territory. GSK will not
(except as expressly permitted by this Agreement or as required by Applicable
Law), and will use Commercially Reasonable Efforts to cause its Affiliates and their sublicensees not to, sell, market, promote, advertise or distribute Product in the Territory. GSK will not knowingly, and will use Commercially Reasonable Efforts to ensure that its Affiliates and their sublicensees will not knowingly, sell or otherwise offer Product, directly or indirectly, to any Third Party in the GSK Territory for resale in the Territory. GSK will not, and will use Commercially Reasonable Efforts to cause its Affiliates and their sublicensees not to, directly or indirectly, offer Product to any Third Party that GSK, such Affiliate or sublicensee reasonably believes is going to sell such Product, directly or indirectly, in the Territory, unless mutually agreed in writing by both Parties.

          (d) Subject to Applicable Law, GSK will, and will use Commercially Reasonable Efforts to cause its Affiliates and their sublicensees to, implement reasonable safeguards so that Product is sold by or on behalf of GSK, such Affiliates or sublicensees only outside of the Territory ("GSK Territory") and except as set forth in this Agreement, is not sold by or on behalf of GSK, its Affiliates or their sublicensees in the Territory. If GSK becomes aware that any Affiliate of GSK, its sublicensee or any of their Third Party purchasers has imported Product from the Territory or exported Product into the Territory, or has reason to believe that any Affiliate of GSK, its sublicensee or a Third Party purchaser intends to import Product from the Territory or export Product to the Territory, GSK, to the extent permitted by Applicable Law, will take Commercially Reasonable Efforts to cause such Affiliate of GSK, sublicensee or Third Party purchaser to cease such unauthorized import/export activities; provided, however, that nothing contained in this Section 2.3(d) will obligate GSK to take any action to comply with this Section 2.3(d) which is greater than that taken by GSK with respect to Product prior to the Effective Date.

     Section 2.4 Restriction of Sub-Distributors. Without the prior written consent of GSK, Myogen will not grant to any Third Party any rights to market, promote, advertise, sell or distribute Product, and will not enter into any agreement or arrangement with respect to co-promoting the Product. The foregoing notwithstanding, Myogen may employ the services of a Third Party in the acceptance of orders, generation of invoices and collection and management of receivables with respect to Myogen's sales of Product in the Territory.

     Section 2.5 Compliance with Product Registration Resale in Same Packaging. Myogen will not at any time do, and neither will Myogen permit its agents or representatives to do, any act in violation of the Product Registration for any of Product in the Territory. In the event that any filings are required to be made with or approvals required to be obtained from applicable Governmental Authorities in order to sell Product to Myogen or for Myogen to initiate distribution, marketing, advertisement, sale or promotion of Product in the Territory, the Parties will use Commercially Reasonable Efforts to ensure that such filings and approvals are obtained or made as expeditiously as reasonably practicable. Myogen will not alter in any manner any of the Product or its packaging as sold to it by GSK hereunder and will resell Product without alteration in the form sold to it by GSK.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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     Section 2.6 No Manufacturing Rights Conveyed on Effective Date. Except for
Myogen's right to use the Trademarks pursuant to Section 3.3 hereof, no right or license under any Trademark, or under any patent rights or know-how owned or controlled by GSK or any of its Affiliates to make or have made Product is granted under this Agreement to Myogen.

     Section 2.7 Non-Compete. During the Term, and for the consecutive [..**..] period immediately succeeding the termination of this Agreement by GSK pursuant to Section 12.2, neither Myogen nor any of its Affiliates will directly or indirectly distribute, market, promote, detail, advertise or sell any product [..**..] other than Product. During the Term, and for the consecutive [..**..] period immediately succeeding the termination of this Agreement by Myogen pursuant to Section 12.2, neither GSK nor any of its Affiliates will directly or indirectly distribute, market, promote, detail, advertise or sell any product [..**..] other than Product or Product Improvements not included within the definition of Product pursuant to Section 4.5. The foregoing covenants shall not restrict either Party or any Affiliate from obtaining rights to, or engaging in research and development activities related to, products in such class during the restricted time period, so long as such Party or its Affiliate does not engage in the activities set forth in the first two sentences of this paragraph, as applicable.

                                   ARTICLE III

                             MYOGEN RESPONSIBILITIES

     Section 3.1 Distribution Diligence. In fulfillment of its obligations under this Agreement, commencing on the Commencement Date and continuing during the Term Myogen will:

          (a) provide, at its expense, a traceability system for the Product reasonably comparable to customary industry practices;

          (b) use Commercially Reasonable Efforts to ensure that all sales force personnel promote Product in a manner that is consistent with the Product's Product Registration and labeling, and that is permitted by Applicable Law and as otherwise provided in Section 3.2. If Myogen becomes aware of any such activity in contravention of the immediately foregoing standards, Myogen will take prompt affirmative action to ensure that such activity will cease, and take additional remedial action to advise its sales personnel concerning the activities described in this subsection;

          (c) not take any action which constitutes a violation of Applicable Law, a breach of this Agreement, the Current Accredo Agreement, Current TheraCom Agreement, New Accredo Agreement or New TheraCom Agreement, in each case that would have a material adverse impact on:

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               (i) the commercialization of Product in the Territory; or

               (ii) the then-existing business of GSK, its Affiliates and licensees with respect to Product in the GSK Territory;

          (d) use Commercially Reasonable Efforts to work with Customers regarding the details of placing Customer Orders, method of payment and other administrative details as will be necessary to distribute and sell Product after the Commencement Date and during the Term;

          (e) obtain, as soon as reasonably practicable following the Effective Date, and no later than three (3) months following the Effective Date, at Myogen's sole and exclusive expense, any and all requisite NDCs in Myogen's name for the Product, and, except as otherwise provided in this Agreement, obtain any and all governmental approvals as are required for Myogen to fulfill its obligations hereunder (including filings with the FDA for distributor NDCs). GSK will cause the NDC number obtained by Myogen to appear on all Product (other than Product consisting of current inventory of finished goods) sold by GSK to Myogen as soon as reasonably practicable after Myogen provides the NDC to GSK;

          (f) maintain the availability of the current package inserts with respect to the Product on any website maintained by Myogen or its Affiliates for the distribution, marketing, promotion, detailing, advertising or sale of Product and at such other locations where Myogen or any such Affiliates make information regarding the Product available;

          (g) use Commercially Reasonable Efforts to sell, market, detail, promote, advertise and distribute the Product in a manner that will not have a material adverse effect on the Product; and

          (h) support the Patient Assistance Programs with respect to Product in the Territory as GSK specifically requests and Myogen agrees. For purposes of this clause (h), the "Patient Assistance Programs" means the indigent programs maintained by Accredo and TheraCom during the Term, but for which GSK will determine all eligibility criteria in its sole discretion.

     Section 3.2 Promotional Materials and Promotional Activities.

          (a) Subject to the provisions of Sections 3.2(b) and 3.9 below, after the Commencement Date, Myogen will be solely responsible, at its sole expense and under its sole control, for designing and conducting all promotional activities used in the promotion, advertising, Detailing and marketing of Product in the Territory (the "Promotional Activities") and for designing, preparing and distributing all materials and advertisements used in the promotion, advertising, Detailing and marketing of Product in the Territory (collectively the "Promotional Materials"); provided, however, that Myogen will, upon the request of GSK, permit GSK personnel to accompany Myogen sales representatives when Detailing Product to Target Prescribers and to participate in Promotional Activities conducted by or on behalf of Myogen, in each case from time to time during the Term. Myogen will ensure that all

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Promotional Materials and Promotional Activities comply with, and Myogen will be solely responsible and liable for any failure of such Promotional Materials and Promotional Activities to comply with the applicable labeling and Product Registration for Product, Applicable Law, the PhRMA Code and the PhRMA Guiding Principles, Direct-to-Consumer Advertisements About Prescription Medicines, notwithstanding any prior review or approval of such Promotional Materials or Promotional Activities by GSK and notwithstanding that such Promotional
Materials or Promotional Activities may have been previously reviewed, used or conducted by GSK or may be used or conducted by GSK during the Term in the GSK Territory. Myogen will be solely responsible for fulfilling regulatory requirements pertaining to the Promotional Materials and its Promotional Activities, including, without limitation, sole responsibility for submitting to FDA all Promotional Materials prepared by or for Myogen at the time of initial dissemination, by way of a Form FDA-2253, consistent with 21 CFR Part 314.81. To this effect, GSK will, upon the Commencement Date, or as soon thereafter as is reasonably practicable, place a letter on file with DDMAC with respect to Product advising DDMAC that Myogen will be the sole marketer and promoter of Product in the Territory and requesting that DDMAC address regulatory inquiries and concerns regarding Myogen's promotional activities solely with Myogen.
Myogen will promptly, but in no event within more than two (2) Business Days after Myogen's receipt thereof, provide a copy to GSK of any correspondence from a Governmental Authority with respect to Product, including, but not limited to, the FDA, reflecting any purported legal or regulatory violations or legal or regulatory action being considered or taken by such Governmental Authority, including without limitation, copies of FDA NOV's and Warning Letters. Unless otherwise required, Myogen will not provide GSK with copies of any Promotional Materials or notify GSK of any Promotional Activities unless pursuant to a written request by GSK, in which case such information will be provided by Myogen to GSK within three (3) Business Days of such request by GSK. Myogen will absorb and be solely responsible for any and all lost profits, lost revenues, damages, losses, expenses and costs incurred by Myogen and its Affiliates arising from the failure of any Promotional Materials used, or Promotional Activities conducted, by Myogen to comply with the applicable labeling, the Product Registrations and/or with Applicable Law. Without limiting the rights
GSK may have under the indemnification provisions of this Agreement, but subject to Section 9.5 hereof, Myogen will promptly reimburse GSK and its Affiliates for any and all documented damages, losses, expenses and costs suffered or incurred by GSK and its Affiliates arising from (i) the failure of any Promotional Materials used, or Promotional Activities conducted by, Myogen to comply with the applicable labeling, the applicable Product Registrations, Applicable Law, and/or any comments, guidance or direction given by FDA or DDMAC in the Pre-Clearance Process pursuant to Section 3.2(b)(ii), or (ii) the failure of Myogen or its representatives to promote Product in compliance with the applicable labeling, the applicable Product Registrations and/or with Applicable Law, including, without limitation, any damages, losses, expenses and costs reasonably incurred by GSK to so mitigate or limit the effect or impact of (i) or (ii) above, on GSK and its Affiliates' products or corporate image
(including, but not limited to, the costs of any remedial action GSK may choose to undertake to communicate with physicians or Customers (including, but not limited to, so-called "dear doctor letters"). The foregoing obligation of Myogen will not include any obligation to reimburse GSK or its Affiliates for damages, losses, expenses or cost suffered or incurred by GSK as a result of acts or omissions of GSK, GSK' Affiliates or any of their representatives.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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          (b) Promotional Review

               (i) If Myogen (or GSK) receives a Warning Letter from the FDA which relates to marketing, promotion, advertisement, sale or distribution of Product after the Commencement Date, or Myogen (or GSK) receives two (2) NOV's from the FDA which relate to marketing, promotion, advertisement, sale or distribution of Product after the Commencement Date, GSK will have the right to call, and Myogen will participate/or attend at its own expense, a meeting of Myogen (which will include senior level marketing and sales management of Myogen) and GSK, to be held at GSK's offices in Research Triangle Park, N.C. The purpose of such meeting will be to discuss the Promotional Materials or Promotional Activities which led to the issuance of the Warning Letter or the NOV's, as the case may be, and to discuss, if appropriate, appropriate corrective or remedial measures to Myogen's promotional review process. Subsequent to any such meeting or in lieu of such meeting (if such meeting is not held as a result of the mutual agreement of the Parties or as a result of Myogen's failure or refusal to attend), GSK may, in its sole and absolute discretion, at any time after the issuance of a Warning Letter or a second NOV from FDA related to Product after the Commencement Date, decide to invoke the promotional review procedures set forth in Section 3.2(b)(ii) below by sending written notice thereof to Myogen (hereinafter, a "Promotional Review Notice").

               (ii) In the event that GSK sends a Promotional Review Notice to Myogen, Myogen will comply with the procedures set forth in this Section 3.2(b)(ii). Myogen will ensure that all Promotional Materials and Promotional Activities comply with the applicable labeling and the applicable Product Registration for Product and with Applicable Law, including, without limitation, addressing any concerns which were the subject of such FDA letter(s). For a period of [..**..] after the Promotional Review Notice (the "Pre-Clearance Period"), Myogen will submit all of the following for review and approval by DDMAC (the "Pre-Clearance Process") prior to use or dissemination: any and all Promotional Materials and Promotional Activities (including, without limitation, detail aids, brochures, reprints and other printed materials shown to or left with healthcare providers, letters, brochures and other printed materials intended for consumers, website content, materials for use in promotional programs, and any print, television, radio, and other media advertising materials intended for healthcare providers or consumers, speaker slide kits). Myogen will not use any materials or make any claims in advertising, promoting or selling Product which have not gone through the Pre-Clearance Process and received specific and entire written approval by DDMAC; provided, however, that in the case of materials not accepted for review by DDMAC, Myogen will ensure that all such materials and the claims and promotional messages therein: (A) are consistent with the materials and claims that have gone through the Pre-Clearance Process and received written approval by DDMAC, if any, and (B) comply with all comments, direction and guidance given by DDMAC during the Pre-Clearance Period, if any. Myogen will use Commercially Reasonable Efforts to ensure that all Promotional Activities of all sales representatives promoting the Product comply with any and all comments, direction or guidance given by DDMAC during the Pre-Clearance Period. Upon expiration of the Pre-Clearance Period, Myogen will continue to promote, detail, sell and advertise Product in a manner consistent with all comments, directions and guidance received from DDMAC. Myogen will be solely responsible for submitting all Promotional Materials

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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prepared by or for it to the FDA by way of a Form 2253 or otherwise. GSK will have the right to terminate this Agreement on thirty (30) days written notice if: (1) Myogen fails to fully comply with the requirements of this Section 3.2(b)(ii); or (2) FDA issues a Warning Letter or NOV with respect to Product at any time during or after the Pre-Clearance Period. Myogen will immediately cease the promotion of the Product upon receipt of such notice of termination from GSK.

          (c) GSK will provide Myogen with copies of any advertising, promotional or training materials in its possession and previously used by GSK relating to Product in the Territory ("GSK Promotional Materials"), and will permit Myogen, subject to compliance by Myogen with Applicable Law, to update, adapt and use such GSK Promotional Materials in the Territory in developing new Promotional Materials (subject to any copyrights or other rights reserved to GSK, its Affiliates and to Third Parties in such materials). GSK reserves and retains title and all rights, including copyright rights, in and to all GSK Promotional Materials, whether written, visual or electronic works provided by it to Myogen under this Agreement. Subject to the foregoing, Myogen is granted the nonexclusive right under this Section to use, copy, modify, and distribute such GSK Promotional Materials only for the purposes of this Agreement and in furtherance of the rights granted to Myogen hereunder, for the Term for the Product to which such works and materials relate. Myogen will ensure that all copyright notices and this permission notice appear on all copies of the written materials provided by GSK and all adaptations and derivative works thereof. Any and all new Promotional Materials developed by Myogen, including that which adapts or utilizes the GSK Promotional Materials supplied to Myogen by GSK, will be filed by Myogen with FDA at the time of initial dissemination via Form FDA-2253.

          (d) Myogen will have strategic responsibility and sole authority and responsibility, at its sole expense, for independent and non-independent symposia, speaker training and engagement programs, advisory board meetings and other consulting arrangements, scientific exhibits and other types of scientific exchange, and other such events or programs as Myogen, in its sole discretion, deems to be appropriate with respect to the Product in the Territory; provided, however, that any and all such events and programs must comply in all respects with Applicable Law and relevant FDA policies, including without limitation, the FDA's Guidance on Industry-Supported Educational and Scientific Activities.

          (e) Myogen will provide GSK with copies of any market research conducted after the Commencement Date regarding Product.

     Section 3.3 Use of Trademarks; Trade Dress. After the Commencement Date and for the duration of the Term, and subject to the terms and conditions of this
Agreement:

          (a) GSK hereby grants to Myogen an exclusive (except as otherwise provided in this Agreement), royalty free license to use the Trademarks to promote, market, sell and distribute the Product in the Territory during the Term. Myogen will not identify Product by any designation other than the Trademarks, except that Myogen may identify itself as distributor of Product. With respect to Product which bears Myogen's NDC codes as provided herein, Myogen will be identified as the distributor of such Product on the Product's label as the same

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may be required and specified under Applicable Law, or if Applicable Law does not specify how the distributor will be indicated on a Product's label, then as determined (including without limitation as to size and placement) jointly by GSK and Myogen. The use of the Trademarks by Myogen will be expressly subject to subparagraph (c) below.

          (b) Myogen will use the Trademarks solely with respect to Product purchased from GSK or its designee as provided in this Agreement, only in accordance with the standards of quality established or approved by GSK or its designee, and only in the Territory. Myogen will permit duly authorized representatives of GSK to inspect, on the premises of Myogen or its subcontractors and agents, at reasonable times during normal business hours and upon not less than ten (10) Business Days prior written notice, inventory of Product, Myogen's quality control records, and Myogen's facilities used in or relating to the sale of Product to ensure compliance with quality control standards and with applicable terms of this Agreement pertaining to the use of the Trademarks.

          (c) Whenever Myogen uses the Trademarks in any Promotional Materials or in any other manner in connection with Product, Myogen will clearly indicate that the Trademarks are owned by the GlaxoSmithKline group of companies. When using the Trademarks under this Agreement, Myogen will comply with all Applicable Law pertaining to the Trademarks in force at any time in the Territory. During the Term, Myogen will provide GSK with copies of Promotional Materials on a periodic basis, as requested by GSK, for review of the use of the Trademarks by Myogen. Myogen will promptly take any and all actions directed by GSK with respect to Myogen's use of the Trademarks that are reasonably designed to ensure compliance with the provisions of this Section 3.3.

          (d) Myogen acknowledges and agrees that GSK and/or its Affiliates, is, and at all times will remain the owner of the Trademarks. Myogen will not at any time do, cause to be done, or permit any of its employees, agents, contractors and subcontractors to commit any act inconsistent with, contesting or in any way impairing, or tending to impair, such ownership. Myogen agrees that all use of the Trademarks by Myogen will inure to the benefit of and be on behalf of GSK or its Affiliates. Myogen acknowledges that nothing in this Agreement will give Myogen any right, title or interest in the Trademarks other than the right to use the Trademarks within the Territory in accordance with this Agreement. Myogen agrees that it will not challenge GSK's or its Affiliates' title to, or ownership of, the Trademarks, or attack or contest the validity of the Trademarks. All goodwill accruing to the Trademarks as a result of the use of the Trademarks in the performance of this Agreement will belong solely to GSK or its Affiliates. In the event that Myogen acquires any rights in the Trademarks in connection with Myogen's activities pursuant to this Agreement, Myogen will assign, and hereby does assign, to GSK or its Affiliates all such rights, including any related goodwill.

          (e) Myogen is limited to using the Trademarks in connection with the Internet as follows:

               (i) the use must be in compliance with local rules regarding advertising of pharmaceuticals on the Internet;

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               (ii) the use of any Trademarks as a domain name is limited to the relevant country code domain within the Territory. No license is granted to use the ".com generic code domain" or any other such top-level domain. All domain names containing the Trademark will be registered and maintained by and in the name of GSK or its designee;

               (iii) the use of any Trademarks as a domain name is limited to use on websites with universal resource locaters using the relevant country code domain within the Territory and aimed at audiences in those countries in the Territory;

               (iv) appropriate disclaimers must be included in any website to the effect that it is intended for residents in that country within the Territory only; and

               (v) in using any of the Trademarks as a domain name or on the Internet, Myogen will not have and will not represent in any way that it has any title or right to the ownership or registration or their use, except as provided in this Agreement. Myogen will at all times indicate that each of the Trademarks is a trademark of the GlaxoSmithKline group and is used under license.

     Section 3.4 Trademark Infringement by Third Parties. If either Party becomes aware that a Third Party is infringing any Trademark used in connection with Product in the Territory, such Party will give written notice to the other Party describing in detail the nature of such infringement. GSK and its Affiliates will have the first right, but not the obligation, to enforce any such Trademarks against such Third Party infringer, in their reasonable discretion, and to settle or compromise any such possible infringement by taking such action as GSK or its Affiliates may determine in their sole and absolute discretion; provided, however that no settlement or consent judgment or other voluntary final disposition of any suit or action pursuant to this Section 3.4 may be entered into without the consent of Myogen if such settlement would subject Myogen to an injunction or if such settlement or judgment would materially diminish or limit or otherwise materially and adversely affect the rights, activities or financial interests of Myogen. If GSK does not commence a particular infringement action within ninety (90) calendar days of receipt of the notice of infringement, then Myogen, after notifying GSK in writing, will be entitled but will have no obligation to bring such infringement action at its own expense. In any event, GSK and Myogen will provide the other Party with all reasonable assistance (including, without limitation, making documents and records available for review and copying, and making persons within its control available for pertinent testimony), at the other Party's expense, in such enforcement.

     Section 3.5 Rebates and Chargebacks.

          (a) GSK's Obligations. GSK will be responsible for all governmental and commercial rebates and chargeback claims for Product dispensed prior to the Commencement Date (it being understood and agreed that the information contained in any report from the applicable rebate program will be deemed to be the date for purposes of determining the date of such claim) and after the expiration or termination of this Agreement. GSK will also be

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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responsible for all rebates pursuant to any government rebate programs with respect to government claims for Product dispensed during the Calendar Quarter which encompasses the Commencement Date (it being understood and agreed that the information contained in any report from the state rebate program will be deemed to be the date for purposes of determining the date of such claim). GSK will reimburse Myogen for all rebates and chargebacks that Myogen is obligated to pay with respect to claims for Product dispensed on and after the expiration or termination of the Agreement, which is labeled with Myogen's (or any of its Affiliates') NDC number and for which GSK is responsible pursuant to this
Section 3.5(a). All payments due to Myogen by GSK as set forth in the immediately preceding sentence will be made by GSK to (or its Affiliates) within thirty (30) calendar days after GSK's receipt of an invoice from Myogen (or its Affiliates) setting forth requested payments in reasonable detail.

          (b) Myogen's Obligations. Myogen will be responsible for all commercial rebates and chargeback claims for Product dispensed on and after the Commencement Date during the Term (it being understood and agreed that the information contained in any report from the applicable rebate program will be deemed to be the date for purposes of determining the date of such claim). Myogen will also be responsible for all rebates pursuant to any government rebate programs with respect to government claims for Product dispensed during the Term after the Calendar Quarter which encompasses the Commencement Date (it being understood and agreed that the information contained in any report from the state rebate program will be deemed to be the date for purposes of determining the date of such claim). Myogen will reimburse GSK for all rebates and chargebacks that GSK is obligated to pay with respect to claims for Product dispensed on and after the Commencement Date, which is labeled with GSK's (or any of its Affiliates') NDC number and for which Myogen is responsible pursuant to this Section 3.5(b). All payments due to GSK by Myogen as set forth in the immediately preceding sentence will be made by Myogen to GSK (or its Affiliates) within thirty (30) calendar days after Myogen's receipt of an invoice from GSK (or its Affiliates) setting forth requested payments in reasonable detail.

     Section 3.6 Medicaid Information. With respect to Product sold by Myogen after the Commencement Date that bears an NDC number of GSK or any of GSK's Affiliates, Myogen will deliver to GSK, within fifteen (15) calendar days after the end of each Calendar Quarter or reporting period as designated by CMS to include monthly, the following information: (a) the "best price" (as defined under the Social Security Act, 42 USC Section 1396r-8(c)(1)(C)) for all Product, identified by NDC number; (b) the "average manufacturer price" (AMP) (as defined under the Social Security Act, 42 USC Section 1396r-8(k)(1)) and the relevant sales dollar amount as well as the number of units applicable to each calculation for all of such Product, each identified by NDC number; (c) the "average sales price" (as defined under the Medicare Modernization Act, 42 U.S.C. Section 1395w-3); and (d) the relevant sales dollar amount as well as the number of units applicable to each calculation for all of such Product, each identified by NDC number. Myogen agrees to provide to GSK any additional data or other information required for the calculation and reporting of a government mandated price as well as the calculation of the rebates contemplated in Section
3.5. Myogen agrees that GSK may use all information described in this Section
3.6 in reporting to the CMS. GSK will provide Myogen with Medicaid pricing data required to support the continued filing for Product with the CMS after the transition to

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Myogen's NDC number, including, Base Date Average Manufacturer's Price as defined under the Medicaid Rebate Law (MRL).

     Section 3.7 Pricing. As of the Commencement Date and continuing during the Term, Myogen will have the sole authority to determine the prices of Product sold by it during the Term and to establish its own pricing policy for the Product in the Territory, including price increases or decreases and the timing thereof as determined by Myogen; provided, however, that the Net Effective Price Increase in any Contract Year for any SKU of the Product will not exceed [..**..], without the prior written consent of GSK, which may be provided at its sole discretion. So as to enable GSK to make any necessary adjustments to the Supply Price calculations in GSK's systems, Myogen will provide GSK with at least [..**..] calendar days' written notice prior to making any changes to the WAC.

     Section 3.8 Sales Force.

          (a) All members of Myogen's sales force (including management and sales representatives) will complete a Product-related training program conducted by Myogen at its cost and expense. All members of Myogen's sales force (including management and representatives) must pass a competency test with respect to the Product with a score of [..**..] or higher. In connection with Myogen's Product-related training program, GSK will, to the extent available and in GSK's possession, provide Myogen with copies of any training materials previously used in training sales representatives in the Territory on the Product. Myogen will have the sole responsibility for any such materials and for preparing additional and new materials for the Product for sales training purposes as needed. Ongoing training of Myogen's sales representatives and other personnel will be the responsibility of Myogen at its cost and expense. The contents of any training provided by Myogen that relates to the Product will be developed and coordinated by Myogen, and Myogen will be solely responsible for training its sales force (including management and sales representatives) with regard to Applicable Law and directing such sales force and sales force personnel to be compliant with Applicable Law, regardless of whether Myogen utilized GSK provided materials for training.

          (b) As of the Commencement Date and continuing during the Term, Myogen will maintain a compliance and audit program to ensure that the activities of its sales force (including management and sales representatives) are consistent with the FD&C Act, the Anti-Kickback Statute, the PDMA and the PhRMA Code.

          (c) Myogen will not hire or employ an Ineligible Person as either an employee or contractor to conduct any promotional, sales, distribution and/or any other activities relating to Product in the Territory under this Agreement. To prevent the hiring or engaging of Ineligible Persons, Myogen will screen all prospective employees and contractors prior to engaging their services pursuant to this Agreement by (i) requiring such Persons to disclose to Myogen whether they are Ineligible Persons; and (ii) appropriately querying the General Administrative Services Administration's List of Persons Excluded from Federal Programs (currently available through the Internet at http://oig.hhs.gov). In addition, Myogen represents and warrants to GSK that

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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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during the Term, Myogen will maintain policies and procedures in effect that require, and that it will otherwise require, all employees and contractors to immediately disclose to Myogen any debarment, exclusion, suspension or other event that may make such employee or contractor an Ineligible Person. If Myogen has actual notice that one of its employees or contractors providing services under this Agreement has become or is likely to become an Ineligible Person, Myogen will remove such Person from any responsibility associated with this Agreement and the Product. If Myogen has actual notice that one of its employees or contractors is charged with a criminal offense related to any Federal health care program, or is proposed for exclusion, Myogen will take all appropriate action to ensure that the responsibilities of such Person have not and will not in the future adversely affect this Agreement and the Product.

     Section 3.9 Diligence Requirements.

          (a) Myogen will employ sales force representatives and other marketing personnel, who will have successfully completed all required training programs as set forth in Section 3.8(a), to Detail and otherwise promote Product in accordance with Applicable Law and the terms and conditions of this Agreement.

          (b) Myogen will employ a sufficient number of sales representatives in order to provide not less than the following number of sales representative full time equivalents with respect to Product ("Sales Representative FTEs") during each Contract Year of the Term:

               (i) First Year - [..**..] Sales Representative FTEs;

               (ii) Second Year - [..**..] Sales Representative FTEs; and

               (iii) Third Year - [..**..] Sales Representative FTEs.

          (c) (i) Myogen acknowledges and agrees that not less than [..**..] Details per Contract Year will be provided by each Sales Representative FTE and such Details will be provided during at least [..**..] Business Days during each Contract Year at an average rate of [..**..] Details during each such Business Day, provided, however, that the Parties agree to pro-rate the Details required for the First Year. Accordingly, Myogen will provide, at a minimum, the following number of Details during each Contract Year:

                    (A) First Year - [..**..] Details;

                    (B) Second Year - [..**..] Details; and

                    (C) Third Year - [..**..] Details.

Myogen will cause its sales representatives to, among other things, Detail Product to at least [..**..] physicians, who will be identified by Myogen within thirty (30) calendar days after the Commencement Date, and modified periodically, as being among the highest treaters of primary

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pulmonary hypertension (the "Target Prescribers"). The list of Target
Prescribers will be subject to the approval of GSK, not to be unreasonably withheld. At either Party's request, the Parties shall consult on a Calendar Quarterly basis regarding the list of Target Prescribers. If Myogen fails to provide the minimum number of Details specified for a given Contract Year, but provides at least [..**..] of such number, Myogen shall not be in breach of such obligation, provided that it pays to GSK an amount equal to [..**..] in the number of required Details multiplied by [..**..], such payment to be made within thirty (30) calendar days of the end of the applicable Contract Year.

               (ii) In addition to Sales Representative FTEs, Myogen acknowledges and agrees that within thirty (30) calendar days after the Commencement Date and for the duration of the Term, it will maintain the following marketing personnel to support Myogen's obligations with respect to Product in the Territory:

                    (A) [..**..];

                    (B) [..**..];

                    (C) [..**..];

                    (D) [..**..]; and

                    (E) [..**..].

Myogen represents and warrants that no individual will hold more than one position set forth above.

               (iii) Myogen acknowledges and agrees that during the First (1st) Contract Year, the Incentive Compensation for Product available to be earned by each sales representative and sales marketing personnel involved in the promotion of Product in the Territory will be [..**..] the Incentive Compensation (defined below) available to be earned for any other product for which such sales representative or sales marketing personnel is being compensated. During the second (2nd) Contract Year and each Contract Year thereafter during the Term, the Incentive Compensation for Product available to be earned by each sales representative and sales marketing personnel involved in the promotion of Product in the Territory will be [..**..] the Incentive Compensation available to be earned by such sales representatives and sales marketing personnel for all products promoted by Myogen to Target Prescribers multiplied by a fraction, the numerator of which is equal to the number of Sales Representative FTEs required to be provided during such Contract Year under
Section 3.9(b) and the denominator of which is equal to the number of Myogen sales representatives actively Detailing physicians who are treaters of pulmonary hypertension during such Contract Year. For the purposes of this
Section 3.9(c)(iii), "Incentive Compensation" means incentive compensation for a product available to be earned by a sales representative or sales marketing personnel of Myogen based on [..**..] quota attainment pursuant to the terms of the then current incentive compensation plan for such sales representative or sales marketing personnel. During the Term,

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Myogen acknowledges and agrees that [..**..] quota attainment for Product, if based upon Gross Sales in any Contract Year, will not be based on a Gross Sales amount that is greater than the Baseline Gross Sales for such Contract Year.

               (iv) Myogen will be solely responsible for the costs and expenses of establishing and maintaining its sales force and marketing functions for the Product, and for conducting its other activities under this Agreement, and subject to the foregoing, will have the sole authority to control its sales force and direct the activities of its sales force.

          (d) Myogen acknowledges and agrees that it will spend not less than the following for advertising and promotion activities relating to Product under this Agreement (including Myogen's reasonable, documented internal costs for personnel providing services in connection with such activities that would typically otherwise be provided by a Third Party vendor (e.g., an advertising agency)); provided, however, that such amounts will not include those expenses relating to the compensation of sales force and marketing personnel as set forth in Section 3.9:

               (i) If no Generic Equivalent is sold in the Territory prior to the start of the [..**..] Calendar Quarter of [..**..], then:

                    (A) for the First Year - [..**..] of Gross Sales;

                    (B) for the Second Year - [..**..] of Gross Sales; and

                    (C) for the Third Year - [..**..] of Gross Sales;

               (ii) If a Generic Equivalent is not first sold in the Territory until after the end of the [..**..] Calendar Quarter of [..**..] but prior to the start of the [..**..] Calendar Quarter of [..**..], then:

                    (A) for the First Year - [..**..] of Gross Sales;

                    (B) for the Second Year - [..**..] of Gross Sales; and

                    (C) for the Third Year - [..**..] of Gross Sales; and

               (iii) If a Generic Equivalent is sold in the Territory prior to the end of the [..**..] Calendar Quarter of [..**..], then:

                    (A) for the First Year - [..**..] of Gross Sales;

                    (B) for the Second Year - [..**..] of Gross Sales; and

                    (C) for the Third Year - [..**..] of Gross Sales.

     For avoidance of doubt, Myogen shall not be obligated to incur expenses for advertising and promotion activities relating to Product in excess of the amounts stated above, unless Myogen elects in its sole discretion to do so. If Myogen fails to spend the applicable, specified amounts for advertising and promotion activities in a given Contract Year, but spends at least [..**..] of such amounts, Myogen shall not be in breach of such obligation, provided that it pays to GSK an amount equal to the spending shortfall, such payment to be made within thirty (30) calendar days of the end of the applicable Contract Year.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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          (e) Myogen will keep complete and accurate records of the number of sales representatives and marketing personnel providing services as provided in
Section 3.9(a) and promotional activities of such sales representatives directed toward the Target Prescribers. In addition, Myogen will keep complete and accurate records of all amounts spent by Myogen relating to sales force requirements and Promotional Activities for Product under this Agreement. Myogen and its Affiliates will keep such records for at least three (3) years from the end of the calendar year to which they pertain. Such records will be made available to GSK for audit or review under the provisions of Section 7.4.

          (f) Myogen will, not later than fifteen (15) Business Days after the end of each month following the Commencement Date and continuing during the Term, provide GSK with unaudited data with respect to those Promotional Activities conducted by Myogen during the immediately preceding month regarding Product in the Territory. Myogen will, not later than fifteen (15) Business Days after the end of each Calendar Quarter during the Term, provide GSK with a report setting forth in reasonable detail those Promotional Activities conducted by Myogen during the immediately preceding Calendar Quarter regarding Product in the Territory, including, without limitation, Detail activity to Target Prescribers (e.g., physicians, frequency of details, etc.) and other Promotional Activities (e.g., dinners, speaker events, etc.), and the amounts spent by Myogen on such Promotional Activities.

                                   ARTICLE IV

                             GSK'S RESPONSIBILITIES

     Section 4.1 Supply and Distribution of Product. In order to ensure the quality of Product to be sold by Myogen under the Trademarks, GSK will supply exclusively for Myogen, pursuant to Articles V and VI hereof and subject to the other terms and conditions as set forth in this Agreement, Product for marketing, sale and distribution by Myogen in the Territory after the Commencement Date and continuing during the Term.

     Section 4.2 Retention of Product Registrations.

          (a) GSK will have sole responsibility for maintaining, and will maintain, the Product Registration in the Territory at its expense, including without limitation filing NDA Annual Reports, with copies to Myogen, and paying all user fees, product fees and establishment fees associated with the Product Registrations in the Territory. GSK will keep Myogen informed on a timely basis as to any developments that may have a material adverse effect on a Product Registration. Myogen will cooperate with GSK with respect to obtaining and maintaining the Product Registrations, and will execute, acknowledge and deliver such further instruments at GSK's request and expense, and use Commercially Reasonable Efforts to do all such other acts, as promptly as possible, which may be necessary or appropriate to obtain and maintain the Product Registrations in the Territory. Myogen will, on a timely basis and in response to requests made by GSK from time to time, provide to GSK all information that Myogen has from time to time during the Term for the Product that is reasonably necessary and relevant to GSK's

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obligations hereunder to fulfill such Product Registration maintenance requirements (including, but not limited to, providing sales distribution information concerning the Product). GSK will have the final decision-making authority in every case on whether and how to supplement, amend or otherwise alter the Product Registrations and any other issues in connection with such Product Registrations (including, but not limited to, decisions, subject to Section 6.8, to recall the Product) and on whether and how to communicate with the FDA and other applicable governmental agencies or authorities in connection with such Product Registrations.

          (b) GSK and Myogen each will make its respective facilities available at reasonable times during business hours for inspection by representatives of Governmental Authorities relating to the manufacture, sale, marketing, promotion, distribution, or use of Product in the Territory. GSK and Myogen each will notify the other within twenty-four (24) hours (or, if such twenty-four
(24) hour period ends on a day that is not a Business Day, then prior to Noon on the next following Business Day) of receipt, and provide a copy thereof, of any notice of any FDA or other Governmental Authority inspection, investigation or other inquiry, or other material governmental notice or communication, relating to the manufacture, sale, marketing, promotion, distribution, or use of Product in the Territory. Myogen and GSK will cooperate with each other during any such inspection, investigation or other inquiry. Myogen and GSK will discuss any response to observations or notifications received in connection with any such inspection, investigation or other inquiry and each will give the other an opportunity to comment upon any proposed response before it is made; provided, however, that (i) GSK will not be required to discuss with Myogen any issues specific to the manufacture of Product, unless it impacts Myogen's ability to distribute the Product under this Agreement, or to obtain the consent or agreement of Myogen with respect to issues related thereto, and (ii) Myogen will be solely responsible for responding to inquiries and actions from Governmental Authorities relating to Promotional Activities and Promotional Materials as contemplated by Section 3.2. In the event of disagreement concerning the form or content of such response, however, GSK will be responsible for deciding the appropriate form and content of any response with respect to any of its governmental agency cited activities and Myogen will be responsible for deciding the appropriate form and content of any response with respect to any of its governmental agency cited activities. Myogen and GSK will provide each other with copies of all correspondence received by it from, or filed by it with, any Governmental Authority to the extent pertaining to Product in the Territory or its labeling, packaging, distribution, promotion, advertisement, marketing or sale in the Territory; provided, however, that Myogen will not provide copies of Promotional Materials to GSK unless requested by GSK in writing as provided in
Section 3.2(a). In addition, GSK will provide Myogen copies of all material correspondence received by GSK from, or filed by GSK with, any Governmental Authority to the extent such correspondence or filing could reasonably, in GSK's opinion, have an affect on Myogen's ability to perform its obligations under this Agreement. Nothing in this Section 4.2(b) will limit or condition the rights of either Party under Section 6.12.

          (c) GSK will have sole responsibility and authority for, and control of, all package inserts and package labeling (and any changes or supplements thereto) for Product, and will have

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the responsibility at its expense for securing any approvals required by FDA to any such changes or supplements thereto. Myogen will not at any time do, and neither will Myogen permit its agents or representatives to do, any act in violation of the Product Registration for Product in the Territory. In the event that any filings are required to be made with or approvals required to be obtained from applicable regulatory authorities in order to change or supplement the package inserts and labeling, GSK will have the sole responsibility for and authority to effect such filings and the sole right and discretion on how to effect such changes at GSK's expense. GSK will promptly, but in no event less than five (5) Business Days, advise Myogen in writing of any changes or supplements to the package inserts and package labeling for Product. The Parties acknowledge and agree that Product sold immediately after the Commencement Date will be sold under a GSK label; however, as soon as reasonably practicable following the Commencement Date, all Product will be identified as product manufactured by GSK and Myogen will be identified as the distributor thereof, including the Myogen NDC and logo. Myogen will, within thirty (30) calendar days after the Commencement Date, provide GSK with all information for Myogen's logo and NDCs.

     Section 4.3 Prosecution and Maintenance of Trademarks and Patents.

          (a) GSK will register and maintain, or cause to be registered and maintained, at its cost and expense, the Trademarks in the Territory during the Term. The rights of the Parties with respect to Trademark infringement are set forth in Section 3.4 of this Agreement.

          (b) Notwithstanding any other provision of this Agreement to the contrary, GSK and its Affiliates will have the right but not the obligation to prosecute, maintain or abandon any patent rights and know-how owned or controlled by GSK covering the Product. GSK will not abandon any patent right or know-how owned or controlled by GSK with respect to the Product in the Territory without giving thirty (30) days prior written notice to Myogen. Should GSK elect to abandon any patent in the Territory contained in the Intellectual Property, GSK will (i) provide Myogen with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days after making such election but in any event before a possible loss of rights, and Myogen will have the right to prosecute and maintain such patent in its sole discretion, at its sole expense and in GSK's name, Myogen's name or the name of both GSK and Myogen, as determined by GSK in its sole discretion.

          (c) GSK will have the sole right, but not the obligation, at its sole discretion and expense, to maintain and enforce any contract entered into by GSK covering the supply of any compounds, intermediates, biomaterials, packaging components, containers and other materials used in the manufacture of Product.

          (d) If either Party becomes aware of actual or threatened infringement of a patent included within the Intellectual Property anywhere in the Territory by a Third Party, including any action or proceeding filed in connection with an ANDA filed by a Third Party related to the Intellectual Property, that Party will promptly notify the other Party in writing. GSK will have the first right, but not the obligation, to bring, at its own expense, an infringement action against any Third Party. If GSK does not commence a particular infringement action within ninety (90) calendar days of receipt of the notice of infringement, then Myogen, after

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notifying GSK in writing, will be entitled but will have no obligation to bring such infringement action at its own expense. The Party conducting such action will have full control over and will use Commercially Reasonable Efforts to conduct such action, including settlement thereof subject to Section 4.3(f). In any event, GSK and Myogen will provide reasonable assistance to one another and will reasonably cooperate in any such litigation at the other's request [..**..] to the requesting Party.

          (e) GSK and Myogen will recover its actual and reasonable out-of-pocket expenses associated with any litigation or settlement thereof from any recovery made by either Party. In the event GSK was the Party to commence an infringement action pursuant to Section 4.3(d), any excess amount attributable to compensatory and punitive damages for infringement of any patent included within the Intellectual Property, such amount will be shared between Myogen and GSK, provided that Myogen's share of any excess amount attributable to compensatory and punitive damages for sales of the product that was the subject of the litigation will be limited to the amount of, or proportionate to, compensation that Myogen would have been entitled to receive had those been sales of Product in the Territory made by Myogen. In the event Myogen was the Party to commence an infringement action pursuant to Section 4.3(d), then any excess amount attributable to infringement of any patents included within the Intellectual Property will be retained solely by Myogen.

          (f) The Parties will keep one another informed of the status of its activities regarding any litigation or settlement thereof concerning the Intellectual Property; provided, however that no settlement or consent judgment or other voluntary final disposition of any suit or action pursuant to Section 4.3(d) may be entered into without the consent of the other Party if such settlement would subject such Party to an injunction or if such settlement or judgment would materially diminish or limit or otherwise materially and adversely affect the rights, activities or financial interests of such Party.

          (g) Each Party shall retain the right to be represented by counsel of its own selection and its own expense in any suit or other action instituted by the other Party pursuant to Section 4.3(d).

     Section 4.4 Patient Assistance Programs. During the Term, GSK will use Commercially Reasonable Efforts to continue to support the Patient Assistance Programs by (a) overseeing Accredo's and TheraCom's enrollment of eligible Patient Assistance Program recipients, (b) providing sufficient inventories of Product to Accredo and TheraCom for distribution under the Patient Assistance Program, (c) providing Myogen with monthly reports, which reports will set forth the number of patients receiving Product under the Patient Assistance Program and the amount of Product shipped to Customers pursuant to the Patient Assistance Program, (d) issuing a credit to Myogen for any amounts paid by Myogen to GSK for Product distributed under the Patient Assistance Program, and
(e) providing such additional information as reasonably requested by Myogen regarding the Patient Assistance Program.

     Section 4.5 Product Improvements. GSK will have no obligation, express or implied, to develop new formulations, indications, dosages, presentations, forms of administration, or

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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preparations for Product. However, if GSK does develop a new formulation, dosage, presentation, form of administration or preparation for Product (a "Product Improvement") during the Term, such Product Improvement will be deemed to be included within the definition of Product; provided, that the Parties agree in writing upon any terms in addition to those set forth in this Agreement (including, without limitation, promotional diligence and supply price) pursuant to which Myogen will promote and distribute, and GSK will supply, such Product Improvement in the Territory. If the Parties, despite good faith negotiations, cannot reach agreement on such additional terms, the Product Improvement will not be deemed to be included within the definition of Product and GSK will be free to market, promote, advertise, sell and distribute such Product Improvement in the Territory during the Term; provided, however, that GSK will not enter into any agreement with a Third Party with respect to such Product Improvement in the Territory that includes terms that are less favorable to GSK than those last offered by Myogen during the Parties negotiations.

     Section 4.6 Personnel. GSK will not hire or employ an Ineligible Person as either an employee or contractor to conduct any manufacture, distribution and/or any other activities relating to Product in the Territory under this Agreement. To prevent the hiring or engaging of Ineligible Persons, GSK will screen all prospective employees and contractors prior to engaging their services pursuant to this Agreement by (i) requiring such Persons to disclose to GSK whether they are Ineligible Persons; and (ii) appropriately querying the General Administrative Services Administration's List of Persons Excluded from Federal Programs (currently available through the Internet at http://oig.hhs.gov). In addition, GSK represents and warrants to Myogen that during the Term, GSK will maintain policies and procedures in effect that require, and that it will otherwise require, all employees and contractors to immediately disclose to GSK any debarment, exclusion, suspension or other event that may make such employee or contractor an Ineligible Person. If GSK has actual notice that one of its employees or contractors providing services under this Agreement has become or is likely to become an Ineligible Person, GSK will remove such Person from any responsibility associated with this Agreement and the Product. If GSK has actual notice that one of its employees or contractors is charged with a criminal offense related to any Federal health care program, or is proposed for exclusion, GSK will take all appropriate action to ensure that the responsibilities of such Person have not and will not in the future adversely affect this Agreement and the Product.

                                    ARTICLE V

                   PURCHASE, SALE AND DISTRIBUTION OF PRODUCT

     Section 5.1 Exclusive Purchase of Product. Subject to the terms and conditions of this Agreement, GSK agrees to supply and sell to Myogen, and Myogen agrees to purchase from GSK, one hundred percent (100%) of Myogen's requirements of Product during the Term at the applicable transfer prices specified in Section 5.6. Product sold by GSK under this Agreement will have a minimum of twelve (12) months' shelf life remaining on the Product as of the delivery date to Myogen.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Section 5.2 Product Forecasts.

          a) Monthly Forecasts. Not later than the fifth (5th) Business Day of each month after the Commencement Date, Myogen will provide to GSK a non-binding projection for the next succeeding [..**..] period of the anticipated volumes of all Product to be ordered by Myogen (each a "Product Forecast"). Each Product Forecast will be signed by an authorized representative of Myogen indicating approval of such Product Forecast.

          (b) Meetings and Reports. Unless otherwise mutually agreed, each Party will designate two (2) representatives who will meet no less than once each Calendar Quarter to discuss the Product Forecasts delivered by Myogen pursuant to this Agreement and other matters relevant to the supply of Product hereunder (each such quarterly meeting hereinafter referred to as the "Quarterly Meeting"). The Parties' designated representatives will also meet annually to discuss any issues related to the manufacture of the Product, to report other developments related to the Product and, without relieving any Party of or amending any obligations under this Agreement, to designate additional Persons for communications relating to the performance of this Agreement (each such annual meeting hereinafter referred to as the "Annual Meeting"). Myogen will provide to GSK at the Quarterly Meetings and the Annual Meetings all other readily available, appropriate data relating to the Product or Myogen's prospective demands and trends for the Product. The location of such Quarterly Meetings and Annual Meetings will alternate between sites selected by Myogen and GSK, unless otherwise agreed upon between the Parties; however, such Quarterly Meetings and Annual Meetings need not necessarily be face-to-face meetings but, upon the agreement of both Parties, can be via other methods of communication such as teleconferences and/or videoconference. Each Party will bear all expenses it incurs in regard to participating in all Quarterly Meetings and Annual Meetings, including all travel and living expenses.

          (c) Notwithstanding anything to the contrary in this Section 5.2, no Product Forecast will be required hereunder with respect to any period of time that would occur after the anticipated expiration or earlier termination of this Agreement.

     Section 5.3 Product Distribution in the Territory.

          (a) GSK's Distribution Duties. GSK will perform the following distribution services for Myogen with respect to the Product in the Territory after the Commencement Date during the Term: (i) manage logistics associated with shipping Product ordered by Myogen as set forth in this Article V to Myogen's Customers in the Territory; (ii) work directly with Myogen, but not its Customers unless otherwise agreed to by the Parties, to resolve any shipping errors; and, (iii) manage the receipt, destruction and the issuance of replacement Product for Product properly rejected under Section 6.4 of this Agreement. GSK represents that no Product will be shipped, sold, distributed or released prior to production or receipt of a Certificate of Conformance for said Product as required under Section 6.2 below.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          (b) Inventory Levels. During the Term, GSK will maintain [..**..] worth of inventory of all presentations of Product. GSK will notify Myogen should this level of Product inventory fall below a [..**..] supply.

          (c) Myogen Distribution Duties. In order for GSK to effectively perform the distribution services set forth in this Section 5.3, Myogen will do the following with respect to the distribution of Product in the Territory after the Commencement Date:

               (i) receive and manage all requests for volumes of Product directly from Customers, including without limitation, Accredo and TheraCom ("Customer Orders"), as well as any delivery inquiries from customers relating to Product;

               (ii) deliver to GSK firm purchase orders for Product requested in any Customer Order ("Purchase Order") within one (1) Business Day after receipt of such Customer Order; provided however that:

                    (A) the aggregate Product volumes requested in any month pursuant to Purchase Orders will not vary (up or down) by more than [..**..] from the average of those Product volumes set forth in all prior Product Forecasts related to such month;

                    (B) each Purchase Order will specify the volumes of Product ordered, which volumes will be in whole case quantities, whenever possible, and the name of and address for the Customer to whom such Product is to be shipped, it being understood and agreed that each Purchase Order will include only one
(1) shipping address;

                    (C) Myogen will not deliver to GSK more than [..**..] Purchase Orders per Customer in any month during the Term; provided, however, that any Purchase Orders delivered pursuant to Section 5.3(c)(ii)(D) will not be counted toward the [..**..] Purchase Order per month limit set forth herein;

                    (D) with respect to the Patient Assistance Program, to the extent practical, Myogen agrees to issue additional separate Purchase Orders for Product, which will be distributed under the Patient Assistance Programs. In addition to such Purchase Orders, Myogen will provide all GSK requested documentation to confirm the original request and authenticity of such request. Upon request, Myogen will provide to GSK documentation that such Product has been received by the approved patient or institution. Product for Patient Assistance Programs will be provided to Myogen free of charge;

                    (E) no Purchase Order will be required hereunder with respect to any period of time that would occur after the anticipated expiration or earlier termination of this Agreement; and

                    (F) GSK shall not be obligated to deliver Product to fulfill any Purchase Order received after December 15 until after GSK's first Business Day in the next calendar year; and

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (iii) develop, maintain and manage a Product traceability system.

          (d) Accommodation. From time to time, Myogen may deliver to GSK a Purchase Order for Product volumes in excess of the limits set forth in Section 5.3(c)(ii)(A) above or which change the delivery date specified on a previously submitted Purchase Order for the same period. Upon Myogen's written request, GSK will use its Commercially Reasonable Efforts to provide Myogen with such excess Product volumes or to allow any such change in delivery date, but GSK will not be obligated to do so if accommodating Myogen would adversely impact GSK's ability to fulfill its commitments to customers outside of the Territory, including, without limitation, the requirements of GSK and its Affiliates for such Product outside the Territory.

          (e) Delivery Quantities. Quantities of Product actually shipped by GSK may vary from the quantities specified in any Purchase Order by up to [..**..] and still be deemed to be in compliance with such Purchase Order; provided, however, that Myogen will only be invoiced for the quantities that GSK actually ships pursuant to the Purchase Order (the "Actual Quantity").

          (f) Customer Billing. After the Commencement Date and during the Term, Myogen will be solely responsible for: (i) invoicing and billing Customers for their purchases of Product; (ii) confirming that all Customer Orders are placed with Myogen in accordance with Myogen's customary practices; and (iii) collecting any and all receivables resulting from Myogen's sales of Product to such Customers.

          (g) Product Returns. After the Commencement Date, Myogen will, at its sole cost and expense, manage and be responsible for all returned Product and ensure appropriate handling and destruction of such Product. Further, Myogen will manage all associated credits or rebates for its Customers associated with such returns and Myogen will provide a monthly report to GSK, which outlines the amount of Product returned to Myogen and certifies that all such returned Product has been destroyed.

          (h) Deliveries to Myogen Customers. GSK will deliver Product to the Customers by the delivery date set forth in the Purchase Order for such Product. GSK will have no liability to Myogen or any Customer for delivery delays caused by any carrier's failure to meet the delivery times agreed to by such carrier. Notwithstanding anything herein to the contrary, in the event that delivery within the times specified in any Purchase Order will not be possible for any reason, GSK may request (in writing or by electronic mail) an alternate delivery date and Myogen work with the affected Customer to arrange an alternative delivery date which may be confirmed in writing or by electronic mail; provided, however that the alternate delivery date will not be more than ten (10) calendar days from the original delivery date set forth in the Purchase Order. Further, Myogen acknowledges and agrees that notwithstanding anything in this Agreement to the contrary, GSK will have an immediate right to ship Product directly to Customers and to invoice Myogen therefore in accordance with Section 5.6, without having received a Purchase Order from Myogen, in the event that GSK becomes aware of any delays in

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Customers receiving Product requested pursuant to any Customer Order. Myogen acknowledges and agrees that Product will be delivered CIP Customer destination and that title to and risk of loss with respect to Product manufactured and shipped by GSK to Customers pursuant to this Agreement will pass from GSK to Myogen upon delivery of Product to the carrier and GSK will be responsible for procuring insurance for the transport of Product from the GSK facilities to the shipping address designated by Myogen in the Purchase Order.

          (i) Review of Order/Distribution Process. During the first (1st) six
(6) months after the Commencement Date, the Parties will meet monthly to review and resolve any issues with the order/distribution process for Product in the Territory. In preparation for each such monthly meeting, Myogen and GSK will provide all necessary reports, including but not limited to, associated metrics which outline (i) Customer Orders received by Myogen; (ii) Purchase Orders delivered to GSK; (iii) shipments of Product made by GSK to the Customers per the Purchase Orders; (iv) rejected Product received and replaced; and (v) any Product returns and certification of destruction. The monthly meetings referred to in this Section 5.3(i) need not necessarily be face-to-face meetings but, upon the agreement of both Parties, can be via other methods of communication such as teleconferences and/or videoconference. Each Party will bear all expenses it incurs in regard to participating in all such monthly meetings.

          (j) GSK Assumption of Order/Distribution Process. Upon the expiration or earlier termination of this Agreement, Myogen will use its best efforts to take all steps reasonably requested by GSK to transition the distribution process for Product in the Territory back to GSK.

     Section 5.4 Distribution Fee. In consideration for GSK's distribution of Product to Customers as set forth in this Agreement, Myogen will pay to GSK a fee equal to [..**..] of the Adjusted Gross Sales, which amount includes freight for shipments of Product and has been included within the Supply Price set forth in Sections 5.5 and 5.6 below.

     Section 5.5 Supply Price for Product. In consideration for the Product supplied by GSK pursuant to this Agreement during the Term, Myogen will pay GSK a supply price (the "Supply Price") during the Term as set forth in this Section
5.5. For the purposes of this Section 5.5, the term "SP Discount" used below means the discount from WAC (consisting of a prompt pay discount and a fee for service), rounded to the nearest half percentage, provided to Accredo in the Current Accredo Agreement or New Accredo Agreement, as applicable, and to TheraCom in the Current TheraCom Agreement or New TheraCom Agreement, as applicable.

          (a) If the SP Discount at the time of the Purchase Order is equal to [..**..], then the Supply Price for Product supplied by GSK with respect to the applicable Customer pursuant to this Agreement will be equal to:

               (i) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is [..**..] the applicable Baseline Gross Sales amount for such Contract Year;

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (ii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are greater than the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount;

               (iii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount; and

               (iv) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year.

          (b) If the SP Discount at the time of the Purchase Order is equal to [..**..], then the Supply Price for Product supplied by GSK with respect to the applicable Customer pursuant to this Agreement will be equal to:

               (i) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is [..**..] the applicable Baseline Gross Sales amount for such Contract Year;

               (ii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are greater than the applicable Baseline Gross Sales for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount;

               (iii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount; and

               (iv) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year.

          (c) If the SP Discount at the time of the Purchase Order is equal to [..**..], then the Supply Price for Product supplied by GSK with respect to the applicable Customer pursuant to this Agreement will be equal to:

               (i) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is [..**..] the applicable Baseline Gross Sales amount for such Contract Year;

               (ii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than the applicable Baseline Gross Sales

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount;

               (iii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount; and

               (iv) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year.

          (d) If the SP Discount at the time of the Purchase Order is equal to [..**..], then the Supply Price for Product supplied by GSK with respect to the applicable Customer pursuant to this Agreement will be equal to:

               (i) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is [..**..] the applicable Baseline Gross Sales amount for such Contract Year;

               (ii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount;

               (iii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount; and

               (iv) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year.

          (e) If the SP Discount at the time of the Purchase Order is equal to [..**..], then the Supply Price for Product supplied by GSK with respect to the applicable Customer pursuant to this Agreement will be equal to:

               (i) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is [..**..] the applicable Baseline Gross Sales amount for such Contract Year;

               (ii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than the applicable Baseline Gross Sales

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount;

               (iii) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year but not more than [..**..] of the applicable Baseline Gross Sales amount; and

               (iv) [..**..] of the Adjusted Gross Sales for the applicable Contract Year, which are equal to an amount that is greater than [..**..] of the applicable Baseline Gross Sales amount for such Contract Year.

          (f) If the SP Discount in the New Accredo Agreement or the New TheraCom Agreement is less than [..**..], the Parties agree to share the savings of such discount equally, and will amend this Agreement to modify accordingly the applicable Supply Prices for Product supplied by GSK pursuant to this Agreement with respect to the applicable Customer.

     Section 5.6 Invoicing; Payment.

          (a) The Supply Price (as set forth in Section 5.6(b)) for all Product supplied and distributed under this Agreement will be invoiced by GSK or its Affiliate to Myogen upon shipment to the Customer. Any such invoice will also include amounts for insurance obtained by GSK pursuant to Section 5.3(h), and all sales, use, excise and other taxes and duties imposed by any Governmental Authority (including, without limitation, any taxes imposed with respect to Product (other than income taxes) incurred with respect to Product shipped, for which Myogen will be responsible.

          (b) Notwithstanding anything contained in Section 5.5 to the contrary, Myogen acknowledges and agrees that the Supply Price for which GSK will invoice Myogen in any Contract Year as set forth in Section 5.6(a), will be equal to [..**..] of Adjusted Gross Sales for such Contract Year and Myogen will pay such amount as set forth in Section 5.6(c); however, within twenty (20) Business Days after each month during the Term, GSK will calculate the actual Supply Price applicable to Product shipped during such month, calculated in accordance with
Section 5.5, and reimburse to Myogen the difference, if any, between the Supply Price invoiced for such month and the actual Supply Price calculated in accordance with Section 5.5. Notwithstanding anything contained in this Section 5.6(b), if Myogen fails to pay any uncontested invoiced amount as provided in
Section 5.6(c), then in addition to any other remedies available to GSK under this Agreement, GSK may withhold any amounts to be reimbursed to Myogen pursuant to this Section 5.6(b) until all past due invoiced amounts are fully-paid up by Myogen.

          (c) Payments for all uncontested amounts invoiced by GSK or its Affiliate as provided in this Section 5.6 will be due and payable to GSK or its Affiliate on or before the sixtieth (60th) day after the date of such invoice, in accordance with Section 7.1. In the event that any such payment is not received by GSK or its Affiliate on or before the sixtieth (60th) day following the date of the related invoice, the unpaid portion of such payment will accrue interest at the rate specified for late payments in Section 7.2 until such unpaid portion is paid to GSK or

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

its Affiliate in full, and Myogen will be responsible for reasonable attorneys' fees and expenses incurred by GSK or its Affiliate in connection with the collection thereof.

          (d) If Myogen, during the Term, experiences any event that adversely impacts its financial condition such that its ability to promote and distribute the Product is reasonably likely to be impaired, then Myogen will provide GSK with written notice of such financial condition within one (1) Business Day of its occurrence.

          (e) If GSK elects to execute only the New Accredo Agreement or the New TheraCom Agreement, then for the remaining term of the Current TheraCom Agreement or Current Accredo Agreement, as the case may be, where the SP Discount to the specialty pharmacy distributor under such surviving agreement is greater than the SP Discount to the specialty pharmacy distributor under the new specialty pharmacy distributor agreement, then GSK will rebate to Myogen on a quarterly basis, no later than thirty (30) calendar days after the end of each applicable Calendar Quarter, an amount equal to the Adjusted Gross Sales for quantities of Product sold in such Calendar Quarter to the specialty pharmacy distributor having the greater SP Discount under the surviving agreement multiplied by [..**..] of the difference between the greater SP Discount under the surviving agreement and the lower SP Discount under the New Accredo Agreement or the New TheraCom Agreement, as the case may be.

     Example:

                            New Agreement:   Surviving Agreement:
                            --------------   --------------------
     SP Discount               [..**..]            [..**..]
     Supply Price              [..**..]            [..**..]
     Adjusted Gross Sales      [..**..]            [..**..]

     SP Discount - surviving agreement:            [..**..]
     SP Discount - new agreement:                  [..**..]
     Difference between SP Discount:               [..**..]

     [..**..] of such difference:                  [..**..]

     Adjusted Gross Sales - surviving agreement:   [..**..]

     Rebate under Section 5.6(e)                   [..**..]

     Section 5.7 Subcontracts. GSK may subcontract all or any part of the manufacture or distribution of the Product without the consent of Myogen, provided, however, that GSK will remain responsible for all of its obligations to Myogen under this Agreement, including, without limitation, the performance of its subcontractors in supplying Product to Myogen.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Section 5.8 Quantitative Deficiencies. Myogen agrees to establish processes with the Customers to notify GSK in writing of any claim relating to quantitative deficiencies from the applicable shipping documentation in any shipment of Product for which Myogen considers GSK to be responsible within fifteen (15) calendar days following receipt of any such shipment. Any claim for a quantitative deficiency from the applicable shipping documentation that is not made within such fifteen (15) calendar days will be deemed to have been waived by Myogen and its Customers and Myogen will be obligated to make payment for such Product in accordance with Section 5.6 above. In the event Myogen determines there is a quantitative deficiency from the applicable shipping documentation, the Parties will investigate such deficiency and, if the Parties agree that GSK is responsible for such deficiency, the Actual Quantity will be adjusted to reflect the Parties' agreement; provided, however, that GSK will have the option of rectifying any such deficiency that occurred prior to shipment by promptly shipping the appropriate quantities of Product, as the case may be, to Myogen, in which case the Actual Quantity will be readjusted to include such shipment. Myogen's exclusive remedy for any quantitative deficiencies will be to pay only for actual quantities shipped or, at GSK's option, receive the appropriate quantities, as provided herein.

     Section 5.9 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE OR GIVEN BY EITHER PARTY HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OF ANY PRODUCT.

                                   ARTICLE VI

            MANUFACTURE OF PRODUCT; REGULATORY MATTERS; COMMUNICATION

     Section 6.1 Manufacture of Product. GSK will manufacture or cause Product to be manufactured in accordance with Good Manufacturing Practices, Applicable Law, the Specifications, the Quality Agreement and the applicable Product Registration, as each may be amended from time to time. At the time that GSK supplies Product to Myogen, such Product will not be adulterated or misbranded within the meaning of the FD& C Act.

     Section 6.2 Certificate of Conformance. GSK will provide, or cause to be provided to Myogen, whichever the case may be, a Certificate of Conformance for each shipment of Product provided to Customers. For the avoidance of doubt, neither Party will release the Product for distribution until it has received the executed Certificate of Conformance.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Section 6.3 Quality Agreement. Within thirty (30) calendar days of the Effective Date, the Parties will enter into the Quality Agreement. For the avoidance of doubt, no Product shall be supplied or released to Myogen unless and until the Parties have executed the Quality Agreement. The Quality Agreement shall be reviewed and revised, as may be necessary, annually by the Parties. If there is a conflict between the Quality Agreement and this Agreement, this Agreement will control.

     Section 6.4 Rejection of Product by Myogen; Remedies

          (a) Myogen will establish processes with its Customers and notify GSK of any rejection of any Product within [..**..] calendar days after delivery of such Product to Myogen's Customers and will set forth in such notification the basis under this Agreement for such rejection, including any testing or inspection results; provided, however, in the case of any Product having latent defects, which upon examination in accordance with Myogen's reasonable testing or inspection procedures could not have been discovered, Myogen must give notice to GSK within [..**..] calendar days after discovery of such defect, setting forth the basis for such rejection. Failure to so notify GSK of, or to identify the basis under this Agreement for, rejection of any Product within such [..**..] calendar day period, or [..**..] calendar day period for latent defects, will constitute acceptance of such Product and, thereafter, Myogen will be obligated to make payment for such Product in accordance with Section 5.6 above.

          (b) If GSK agrees with Myogen's notification of non-conforming Product, or GSK fails to contest such notification in writing within [..**..] calendar days after receipt of such notification, GSK will, at GSK's option, (i) credit Myogen for the invoiced amount paid by Myogen to GSK for such rejected Product, or (ii) replace such rejected Product as promptly as reasonably practicable, but in no event later than [..**..] calendar days following receipt of written notice of such rejection, at no additional cost to Myogen. At GSK's option, Myogen will either deliver such non-conforming Product to GSK or destroy the same and provide to GSK written documentation reasonably satisfactory to GSK to the effect that such non-conforming Product has been destroyed in accordance with Applicable Law. If the Parties are unable to agree as to whether a shipment of Product supplied by GSK conforms with the Specifications, such question shall be submitted to an independent quality control laboratory mutually agreed upon by the Parties. The findings of such independent laboratory shall be binding upon the Parties. The cost of the independent quality control laboratory shall be borne by the Party whose results are shown by such laboratory to have been incorrect. Subject to GSK's indemnification obligation under Section 9.2, Myogen's exclusive remedy for any non-conforming Product will be as provided in this Section 6.4(b).

     Section 6.5 Safety Data Exchange. Each of GSK and Myogen agree to notify each other concerning possible Serious Adverse Events, possible Adverse Events that are not Serious Adverse Events and possible pregnancy exposures related to Product within the respective time periods, and in accordance with the procedures to be mutually determined by the parties within thirty (30) calendar days of the Effective Date, which shall be reviewed and revised, as may be necessary, annually by the Parties.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Section 6.6 Medical Information Services. On or before the Commencement Date, GSK will provide to Myogen, GSK's current database of Medical Information Letters regarding the Product; provided, however, that Myogen will be solely responsible and liable for any use or modification of such Medical Information Letters by Myogen. From and after the Commencement Date, GSK will refer all requests and inquiries from healthcare professionals and consumers of the Product to Myogen, and Myogen will provide to GSK the telephone number to which such call will be referred. Within thirty (30) days of the Effective Date, Myogen and GSK will jointly developed written procedures for the administration of and response to medical inquiries concerning Product by consumers, physicians, pharmacists and other health care professionals. Myogen and GSK will each comply with the provisions thereof.

     Section 6.7 Returns and Chargebacks. Prior to Commencement Date, GSK will be solely and exclusively responsible for processing any and all (a) returned Product and for the issuance (at its expense) of any and all credits or other reimbursement for the same, and (b) chargebacks. From and after Commencement Date, Myogen will be solely and exclusively responsible for processing any and all returned Product (including all returned Product bearing GSK's NDCs), and for the issuance of any and all credits or other reimbursement for the same, and for all chargebacks. Any and all returned Product bearing GSK's NDCs received by GSK after the Commencement Date will be destroyed by GSK, and GSK will, after such destruction, forward to Myogen any accompanying documentation to determine an appropriate Customer credit. GSK will reimburse Myogen for any credit issued by Myogen for returned Product bearing GSK's NDCs that was sold prior to the Commencement Date. Except as otherwise provided herein, Myogen and GSK will not bill one another for costs incurred in processing returned Product. GSK and Myogen will use Commercially Reasonable Efforts in requesting that Customers direct all returns of any of the Product to the appropriate Party after the Commencement Date.

     Section 6.8 Product Recalls, Complaints and other Matters.

          (a) Product Complaints. Each Party will use its Commercially Reasonable Efforts to provide, within two (2) Business Days after receipt, but not longer than five (5) Business Days after receipt, the other Party with written notice via facsimile of all complaints it receives that relate to, or arise from, Product, including those concerning manufacture, packaging, safety or efficacy of Product. Notwithstanding the foregoing, each Party will use its Commercially Reasonable Efforts to, within one (1) Business Day after receipt, provide the other Party with written notice via facsimile of all reports of complaints of tampering or contamination that relate to, or arise from, Product. GSK will investigate all complaints associated with the manufacture, packaging, safety or efficacy of Product and provide a written summary to Myogen. Myogen will investigate all other complaints associated with Product and provide a written summary to GSK. Myogen also will provide a written response on each complaint to each complainant with a copy to GSK. The Parties will reasonably cooperate with each other concerning the investigation of Product complaints, including GSK's testing of Product and

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

review of documents, and will provide such information as reasonably requested by the other Party in connection with such investigations; provided however, that neither Party will have any obligation to provide its confidential business information to the other Party unless required by Applicable Law. GSK and Myogen will collaborate in developing procedures for providing information on Product complaints and inquiries and such procedures will be outlined in the Quality Agreement. Nothing in this Section 6.8(a) will affect the Parties' obligations with respect to pharmacovigilance reporting, as detailed in Section 6.5.

          (b) Recalls, Withdrawals, Field Alerts and Other Field Corrections.

               (i) Myogen will promptly provide to GSK any information obtained by it or its Affiliates suggesting that a recall, field alert, product withdrawal, or other field action relating to Product (hereinafter, a "Product Action") is or may be necessary (provided, Myogen will use its Commercially Reasonable Efforts to provide GSK with such information within twenty-four (24) hours after receipt by Myogen). Further, Myogen will cooperate with GSK in obtaining any additional information that may bear upon whether to initiate a Product Action. The final decision regarding whether to initiate a Product Action will, however, rest with GSK.

               (ii) GSK will provide Myogen with prompt notice of any determination by GSK to initiate a Product Action, and Myogen will immediately comply with all reasonable applicable policies established by GSK from time to time and communicated to Myogen in order to effectuate such Product Actions (provided, GSK will use its Commercially Reasonable Efforts to provide Myogen with such determination within twenty-four (24) hours after such determination is made). Further, Myogen will undertake whatever assistance may be reasonably requested by GSK to facilitate a Product Action, including but not limited to ensuring dissemination of information to its distributors and other customers and administering the retention, return and disposition of the applicable Product inventory in the Territory.

               (iii) The reasonable costs of any Product Actions (including the reasonable costs of notifying Customers, the reasonable costs associated with shipment of the Products from Myogen's (and its Affiliates) Customers, reasonable credits extended to Myogen's (and its Affiliates) Customers as a result of the Product Action, and other reasonable costs incurred) will be borne by GSK; provided, however, that Myogen will be responsible for all such reasonable costs associated with a Product Action to the extent resulting from any Myogen (or any of its Affiliate's) negligent or wrongful acts or failure to act which caused or contributed to such Product Action, including Myogen's (or any of its Affiliate's) negligent or wrongful handling, storage, possession, use, marketing distribution, promotion or sale of Product.

          (c) Notification as to Certain Matters. During the Term, the Parties will notify each other as soon as practicable of any circumstances of which they are aware which arise whereby the integrity and reputation of Product or of the Parties are threatened by the unlawful activity of any Third Party in relation to Product which circumstances will include, by way of illustration only, deliberate tampering with or contamination of Product by any Third Party as a means of extorting payment from the Parties or another Third Party. In any such

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

circumstances, the Parties will, to a reasonable extent, cooperate fully to limit any loss to the Parties.

     Section 6.9 Additional Covenants of Myogen. Myogen will (a) not give any Customers any guarantee or warranty on behalf of GSK, (b) enter into all sale contracts for Product as a principal (as opposed to an agent of GSK), (c) follow up and investigate customer and tampering complaints related to Product, subject to Section 6.8(a), and keep GSK informed, as appropriate, as to the nature, status and resolution of such complaints on a timely basis with sufficient information to GSK to investigate such complaints, and (d) upon receipt by Myogen of any Product, handle, use and store Product in compliance with Good Manufacturing Practices, the Quality Agreement and Applicable Law.

     Section 6.10 Compliance with Applicable Law. Each Party will use Commercially Reasonable Efforts to maintain in full force and effect all necessary licenses, permits and other authorizations required by Applicable Law to carry out its duties and obligations under this Agreement. Each Party will comply with all Applicable Law, provided, that Myogen will be solely responsible for compliance with those Applicable Law pertaining to the marketing, promotion, advertisement, sale and distribution of the Product (including, without limitation, those Applicable Law that apply to documentation and records retention pertaining to the distribution and use of Product in the Territory) and GSK will be solely responsible for compliance with those Applicable Law pertaining to the manufacturing and supply of the Product (including, without limitation, those Applicable Law that apply to documentation and records retention pertaining to the manufacture of Product for sale in the Territory). Without limiting the generality of the foregoing, Myogen will not promote Product in any manner in conflict with the approved labeling and all Applicable Law. Myogen will store and distribute the Product and trade forms in compliance with all Applicable Law. Each Party will cooperate with the other to provide such letters, documentation and other information on a timely basis as the other Party may reasonably require to fulfill its reporting and other obligations under Applicable Law to applicable Governmental Authorities. Except for such amounts as are expressly required to be paid by a Party to the other under this Agreement, each Party will be solely responsible for any costs incurred by it to comply with its obligations under Applicable Law.

     Section 6.11 Reasonable Cooperation. GSK and Myogen each hereby agrees to use Commercially Reasonable Efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or proper to make effective the transactions contemplated by this Agreement, including such actions as may be reasonably necessary to obtain approvals and consents of Governmental Authorities (including, without limitation, all NDA notifications to the FDA identifying Myogen as a distributor of Product). For the avoidance of doubt, Myogen will be responsible for all costs and expense associated with its registration as the Product distributor.

     Section 6.12 Distribution and Manufacturing Compliance Audits.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          (a) From time to time as GSK may elect during the Term (but no more than once each calendar year), during normal business hours and upon reasonable notice from GSK (but not less than ten (10) Business Days' prior notice), duly authorized representatives of GSK, reasonably acceptable to Myogen, may review and inspect, to the extent relevant to Myogen's marketing and distribution of Product, the premises, facilities, records and documentation maintained by Myogen for the purpose of determining compliance by Myogen with its obligations under this Agreement.

          (b) From time to time as Myogen may elect during the Term (but no more than once each calendar year), during normal business hours and upon reasonable notice from Myogen (but not less than ten (10) Business Days' prior notice), duly authorized representatives of Myogen, reasonably acceptable to GSK, may review and inspect, to the extent relevant to GSK's manufacture and distribution of Product, the premises, facilities, inventories of Product, records and documentation maintained by GSK for the purpose of determining compliance by GSK with its obligations under this Agreement.

          (c) In the event of an Adverse Event, any proposed or actual inspection by a Governmental Authority or other emergency involving Product, Myogen will have the right at any time upon oral or written notice to GSK of one
(1) Business Day to conduct an inspection of each distribution facility of GSK and on the premises of GSK where Product is kept, inventory of Product, storage documentation and GSK's quality control records relating to the storage of Product to ensure compliance with Good Manufacturing Practices and with applicable terms of this Agreement. GSK will promptly respond to Myogen's request and the Parties will agree on the time, scope and manner of the inspection. In addition, Myogen may elect during the Term (but no more than once each year), during normal business hours and upon reasonable advance notice from Myogen (but not less than ten (10) Business Days' notice), to perform a physical inventory of the Product at each distribution facility of GSK where Product is stored. For the avoidance of doubt, Myogen's audit, inspection and physical inventory rights under this Section 6.12(d) will not extend to any portions of the distribution facilities of GSK, documents, records or other information which do not relate to Product and GSK may redact information not related to Product from any documents deliverable to Myogen in connection with Myogen's exercise of its audit, inspection and physical inventory rights hereunder.

     Section 6.13 Notice of Regulatory Action. Myogen and GSK agree to provide the other Party with written notice in the event that it receives notice of any regulatory violations which directly relate to the Product and which would affect the Parties' ability to meet its obligations under this Agreement.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   ARTICLE VII

                            PAYMENTS AND AUDIT RIGHTS

     Section 7.1 Manner of Payment.

          (a) All payments to be made by Myogen to GSK or its designated Affiliates pursuant to this Agreement will be made in the currency of the United States and by wire transfer to the designated account below in accordance with the following wire instructions, or such other account and instructions as may from time to time be designated in writing by GSK:

     BANK:             [..**..]
     ABA NUMBER:       [..**..]
     ACCOUNT NAME:     [..**..]
     ACCOUNT NUMBER:   [..**..]

Myogen acknowledges and agrees that unauthorized deductions or past due accounts may result in a delay or a suspension of Product shipments.

          (b) If, as a result of an assignment pursuant to Section 13.4(f), a withholding tax is required by the taxing authorities in any country by either Party, the withholding Party will withhold taxes on amounts paid hereunder to the other Party. The withholding Party will deduct such taxes from such payment and will remit the withholding tax to the proper taxing authority on behalf of the other Party. In the event such taxing authority routinely provides a tax receipt upon payment, the withholding Party will procure tax receipts for any such withholding evidencing payment of such taxes, which will be forwarded to the other Party. The withholding Party agrees to assist the other Party, at the other party's expense, in claiming exemption from such deductions or withholdings under any applicable double taxation or similar agreement or treaty. In the event that withholding is due by a U.S. Party on payments to a foreign Affiliate of the other Party and a reduced rate of withholding is available under the U.S. Tax Treaty, the foreign Affiliate of the other Party shall provide the U.S. withholding Party a signed and completed U.S. Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, to secure the reduced treaty rate of withholding.

     Section 7.2 Late Payments. In the event that any uncontested payment due under this Agreement is not made when due, the payment will accrue interest from the date due at an interest rate per annum equal to [..**..]. The payment of such interest will not limit a Party from exercising any other rights it may have as a consequence of the lateness of any payment.

     Section 7.3 Right of Offset. The Parties agree that in the event that any payment obligation on the part of Myogen to GSK under the terms of this Agreement is not made by Myogen when such payment is due, then in such event and as long as such amount remains

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

unpaid GSK will be entitled to offset such unpaid amount against any amounts which may otherwise be due to Myogen from GSK under this Agreement.

     Section 7.4 Financial and Diligence Audit Rights.

          (a) Subject to the other terms of this Section 7.4, upon at least thirty (30) calendar days' prior written notice from GSK to the Myogen, not more than once in any Contract Year, and at the expense of GSK (except as otherwise provided herein), Myogen will permit an independent certified public accountant reasonably selected by GSK and reasonably acceptable to Myogen to inspect (during regular business hours) the preceding two (2) Contract Years of Myogen's records relating to sales of Product in the Territory and Promotional Activities relating to Product in the Territory, including, without limitation, those records maintained pursuant to Section 3.9(e), for purposes of (i) verifying Gross Sales amounts; (ii) verifying Myogen's costs and expenses relating to its sales representatives and marketing personnel and its Promotional Activities under this Agreement; and/or (iii) verifying Myogen's compliance with Sections
3.8 and 3.9 with respect to the level of sales and marketing representatives engaged by Myogen and Myogen's Promotional Activities to Target Prescribers. The accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Article XI and limiting the disclosure and use of such information by such accountant to authorized representatives of GSK and the purposes germane to this Section 7.4. The results of any such audit will be made available to both Parties and will be binding on both Parties.

          (b) If any review reveals a deficiency in the calculation of the Supply Price as set forth in Section 5.5, Myogen will, within thirty (30) calendar days pay GSK the amount remaining to be paid (plus interest thereon at the rate provided in Section 7.2), and if such underpayment is by [..**..] or more, Myogen will also pay all costs and expenses of the audit. If any audit reveals an error in the calculation of the Supply Price resulting in an overpayment by Myogen, GSK will, within thirty (30) calendar days pay to Myogen such overpayment.

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

     Section 8.1 Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party that, as of the Effective
Date:

          (a) Good Standing. Such Party is duly organized, validly existing and in good standing under the Applicable Law of the state of its incorporation, is duly qualified to transact the business in which it is engaged in each jurisdiction where failure to be so qualified would have a material adverse effect upon its business as currently conducted, and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

          (b) Power and Authority. Such Party has the requisite power and authority and the legal right to enter into this Agreement, and to perform its obligations hereunder, and has

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

taken all necessary corporate action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. All Persons who have executed this Agreement on behalf of such Party, or who will execute on behalf of such Party any agreement or instrument contemplated hereby, have been duly authorized to do so by all necessary corporate action.

          (c) Binding Obligation. This Agreement has been duly executed and delivered on its behalf and (assuming the due execution and delivery hereof by the other Party) each such agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms, except that:

               (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Applicable Law now or hereafter in effect relating to creditors rights generally, and

               (ii) such enforcement may be limited by equitable principles and Applicable Law.

     Section 8.2 Representations and Warranties of GSK. GSK hereby represents and warrants to Myogen that, as of the Effective Date:

          (a) No Violation of Instruments or Contracts. The execution and the delivery of this Agreement and the consummation of the transactions contemplated hereby will not:

               (i) violate the Certificate of Incorporation or By-Laws of GSK;

               (ii) to the best of GSK's knowledge, materially conflict with or result in a material breach of any of the material terms, conditions or provisions of, or constitute an express event of default under, any material instrument, agreement, mortgage, judgment, order, award, or decree relating to the manufacturing, distribution or sale of the Product to which GSK is a party or by which it is bound and which would have a material adverse effect upon the distribution or sale of the Product as currently conducted by GSK (it being understood that certain contracts pertaining to the sale of Product to Third Parties may require the consent of such Third Party for assignment of same to Myogen, to the extent previously disclosed to Myogen in writing);

               (iii) to the best of GSK's knowledge, require the affirmative approval, consent, authorization or other order or action of any court, Governmental Authority or of any creditor of GSK.

          (b) Compliance with Applicable Law. GSK is in compliance with all requirements of Applicable Law within the Territory, except to the extent that any noncompliance would not have a material adverse effect on the conduct of the distribution or sale of Product, and would not materially and adversely affect GSK's ability to perform its obligations under this Agreement.

          (c) Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding, or governmental investigation pending or threatened in

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

writing against GSK within the Territory relating to Product (it being understood that this sentence shall not constitute, and will not be deemed to constitute, a representation or warranty with respect to the Trademarks), which, if adversely determined, would have a material adverse effect.

          (d) Regulatory Filings. GSK has provided Myogen with access to a complete copy of each of the Product Registrations, including all material amendments and supplements thereto, relating to the Product in the Territory, and of all material FDA correspondence pertaining to such Product Registrations. GSK is the lawful holder of all rights under each of the Product Registrations. GSK has complied in all material respects with all Applicable Law in connection with the preparation and submission to the FDA of each of the Product Registrations, and each of the Product Registrations has been approved by the FDA.

          (e) Intellectual Property. (i) GSK owns all Intellectual Property listed on Schedule 1.1A;

               (ii) the Intellectual Property has been duly maintained and has not been cancelled, expired or abandoned; and

               (iii) GSK is unaware, as of the Effective Date, of any challenges to or violation of such rights by a Third Party.

          (f) Trademarks.

               (i) GSK, or an Affiliate of GSK, as the case may be, is the owner of all of the issued Trademark registrations listed in Schedule 1.1C; and

               (ii) The registrations for the Trademarks are in full force and effect and have been maintained to date in the Territory.

          (g) No Third Party Claims. GSK has not received any written claim or demand from any Third Party alleging that any such infringement, violation or misappropriation has occurred as a result of the Product in the Territory or activities related to the Product in the Territory. Except as disclosed to Myogen in writing, GSK has not received any demand related to product liability claims arising from the use or sale of the Product in the Territory.

          (i) Title. GSK shall have clear title to any and all Product delivered by it to Myogen or to Myogen's Customers pursuant to this Agreement, free and clear of any liens, encumbrances or claims of any kind.

          (j) Current Accredo Agreement and Current TheraCom Agreement.

               (i) GSK has delivered to Myogen complete and correct copies of the Current Accredo Agreement and the Current TheraCom Agreement, as currently in effect, together with all amendments thereto;

               (ii) To GSK's knowledge, after reasonable investigation, all payments due under each of the Current Accredo Agreement and the Current TheraCom Agreement have been made within the time periods specified therein, respectively (excluding any cure periods); and

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

               (iii) To the best knowledge of GSK, no party is in material breach of any obligations under the Current Accredo Agreement or Current TheraCom Agreement, respectively, and no circumstances or grounds exist that would reasonably be expected to give rise to a claim of breach or right of rescission, termination, revision, or amendment of either the Current Accredo Agreement or the Current TheraCom Agreement or which would have a material adverse effect upon the distribution or sale of the Product in the Territory.

          (k) Pfizer Supply Agreement.

               (i) (A) the Pfizer Supply Agreement is legal, valid, binding, enforceable, and in full force and effect; and

                    (B) to GSK's knowledge, no party is in material breach of the Pfizer Supply Agreement and, no circumstances or grounds exist that would reasonably be expected to give rise to a claim of breach or right of rescission, termination, revision, or amendment of the Pfizer Supply Agreement.

               (ii) GSK shall exercise its rights to the full extent permitted by the Pfizer Supply Agreement with respect to the active pharmaceutical ingredient manufactured thereunder, consistent with GSK's practice prior to the Effective Date.

     Section 8.3 Representations and Warranties of Myogen. Myogen hereby represents and warrants to GSK that, as of the Effective Date:

          (a) No Violation of Instruments or Contracts. The execution and the delivery of this Agreement and the consummation of the transactions contemplated hereby will not:

               (i) violate the Certificate of Incorporation or By-Laws of Myogen;

               (ii) to the best of Myogen's knowledge, materially conflict with or result in a material breach of any of the terms, conditions or provisions of, or constitute an express event of default under, any material instrument, agreement, mortgage, judgment, order, award, or decree to which Myogen is a party or by which it is bound, or

               (iii) to the best of Myogen's knowledge, require the affirmative approval, consent, authorization or other order or action of any court, governmental authority or regulatory body or of any creditor of Myogen or any of its Affiliates.

          (b) Compliance with Applicable Law. Myogen and its Affiliates are, and will ensure that they remain throughout the Term, in compliance with all requirements of Applicable Law within the Territory, except to the extent that any noncompliance would not have a material adverse effect upon its ability to perform its obligations under this Agreement.

          (c) Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or, to the knowledge of Myogen, governmental investigation pending or threatened in writing within the Territory against Myogen or any of its Affiliates which, if adversely determined, would have a material adverse effect.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

          (d) Neither Myogen nor any of its Affiliates are debarred, suspended or otherwise excluded by any Governmental Authority from receiving government contracts in the Territory, nor is it, or its Affiliates or any of its employees debarred under the applicable provisions of the FD & C Act.

          (e) Myogen and its Affiliates will transport, store, distribute, sell and promote Product in the Territory in compliance with all Applicable Law.

     Section 8.4 No Reliance by Third Parties. The representations and warranties of a Party set forth in this Agreement are intended for the sole and exclusive benefit of the other Party hereto, and may not be relied upon by any Third Party.

                                   ARTICLE IX

                                 INDEMNIFICATION

     Section 9.1 Dispute Resolution. Except with regard to any matters which are to be resolved as set forth in Section 6.4, if a dispute or controversy regarding any right or obligation under this Agreement, arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will, within a reasonable amount of time after any such Dispute arises (or in the event that the Cure Period applies, then within a reasonable amount of time after the expiration of the Cure Period), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty (30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the senior vice president of U.S. pharmaceuticals, Research Triangle Park at GSK or his/her designee and chief executive officer of Myogen or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Section 13.2. The provisions of this Section 9.1 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     Section 9.2 GSK Indemnification Obligations. GSK will indemnify, defend and hold harmless Myogen, its Affiliates, and their respective officers, directors, trustees, agents, employees and sublicensees (collectively, "Myogen Indemnitees"), from and against any and all losses, liabilities, claims, obligations, demands, awards, settlements, penalties, fines, suits, damages, costs (including costs of investigation, defense and enforcement of this Agreement), fees, taxes, and expenses, including reasonable attorneys' fees, experts' fees and expenses, involving a claim or action of a Third Party (collectively, "Losses"), incurred or suffered by the Myogen Indemnitees or any of them by reason of, arising out of or in connection with:

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

          (a) the negligent, reckless or willful actions or omissions of GSK in performing GSK's obligations under this Agreement;

          (b) the material breach of any obligation, covenant, warranty or representation made by GSK under this Agreement;

          (c) the distribution, marketing, advertisement, promotion or sale of Product in the Territory by or on behalf of GSK and/or its Affiliates prior to the Effective Date and after the expiration or earlier termination of this Agreement;

          (d) the distribution of Product in the Territory by or on behalf of GSK and/or its Affiliates during the Transition Period;

          (e) the distribution, marketing, advertisement, promotion or sale of Product outside of the Territory by or on behalf of GSK and/or its Affiliates;

          (f) the participation of GSK in any Promotional Activities during the Term as set forth in Section 3.2(a);

          (g) the manufacture, labeling, packaging or distribution of Product by or on behalf of GSK and/or its Affiliates, and any use of Product, in each case whether prior to or after the Effective Date (except for the activities of Myogen under this Agreement);

          (h) any product liability claims arising from the sale or use of the Product in the Territory, including without limitation any claims based on latent defects or failure to warn, which are directly related to any act or omission of GSK or its Affiliates; and/or

          (i) any violation of Applicable Law by GSK in the performance of any of GSK's obligations under this Agreement;

provided, however, except in each case to the extent that such Loss is attributable to any matter for which Myogen is obligated to indemnify a GSK Indemnitee as provided in Section 9.3 below.

     Section 9.3 Myogen Indemnification Obligations. Myogen will indemnify, defend and hold harmless GSK, its Affiliates, and their respective officers, directors, trustees, agents, employees and sublicensees (collectively, "GSK Indemnitees"), from and against any and all Losses incurred or suffered by the GSK Indemnitees or any of them, by reason of, arising out of or in connection with:

          (a) the negligent, reckless or willful actions or omissions of Myogen in performing Myogen's obligations under this Agreement;

          (b) the material breach of any obligation, covenant, warranty or representation made by Myogen under this Agreement;

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

          (c) the material breach by Myogen of any obligation or covenant in performing Myogen's obligations under the Current Accredo Agreement, the Current TheraCom Agreement, the New Accredo Agreement, the New TheraCom Agreement and/or any other agreement assigned to Myogen as set forth in Section 2.2 after the Commencement Date and continuing during the Term;

          (d) the distribution, marketing, advertisement, promotion and/or sale of Product by Myogen and/or its Affiliates during the Term; and/or

          (e) any violation of Applicable Law by Myogen in the performance of any of Myogen's obligations under this Agreement, the Current Accredo Agreement, the Current TheraCom Agreement, the New Accredo Agreement, the New TheraCom Agreement, and/or any other agreement assigned to Myogen as set forth in Section 2.2;

provided, however, except in each case to the extent that such Loss is attributable to any matter for which GSK is obligated to indemnify a Myogen Indemnitee as provided in section 9.2 above.

     Section 9.4 Indemnity Procedures. A Person entitled to indemnification pursuant to either Section 9.2 or Section 9.3 will hereinafter be referred to as an "Indemnitee." A Party obligated to indemnify an Indemnitee hereunder will hereinafter be referred to as an "Indemnitor." In the event an Indemnitee is seeking indemnification under either Section 9.2 or Section 9.3, the Indemnitee will inform the Indemnitor of a claim as soon as reasonably practicable after it receives notice of the claim, it being understood and agreed that the failure by an Indemnitee to give notice of a Third Party claim as provided in this Section
9.4. will not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that such Indemnitor is actually prejudiced as a result of such failure to give notice. The Indemnitee will permit the Indemnitor to assume direction and control of the defense of the claim (including, subject to this Section 9.4, the right to settle the claim solely for monetary consideration), and, at the Indemnitor's expense, will co-operate as reasonably requested in the defense of the claim. The Indemnitee will have the right to retain its own counsel [..**..]; provided, that, if the Indemnitor assumes control of such defense and the Indemnitee reasonably concludes, based on advice from counsel, that the Indemnitor and the Indemnitee have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnitor will be responsible for the reasonable fees and expenses of counsel to the Indemnitee solely in connection therewith. The Indemnitor may not settle such action or claim, or otherwise consent to an adverse judgment in such action or claim, which would subject the Indemnitee to an injunction or if such settlement or judgment would materially diminish or limit or otherwise adversely affect the rights, activities or financial interests of the Indemnitee, without the express written consent of the Indemnitee.

     Section 9.5 No Punitive or Exemplary Damages. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) SUFFERED BY EITHER PARTY, RESPECTIVELY UNDER THIS AGREEMENT, EXCEPT TO THE

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

EXTENT OF ANY SUCH DAMAGES PAID TO A THIRD PARTY AS PART OF A THIRD PARTY CLAIM.

     Section 9.6 Insurance. Myogen will obtain prior to the Commencement Date, and maintain at all times during the Term, and thereafter for five (5) years, or as long as such insurance is reasonably and commercially available, (a) comprehensive general liability insurance with coverage limits of not less than Twenty Million U.S. Dollars (U.S. $20,000,000), (b) product liability insurance with coverage limits of not less than Fifty Million U.S. Dollars (U.S. $50,000,000), (c) workers' compensation insurance coverage, and (d) auto liability with coverage limits of not less than One Million U.S. Dollars (U.S. $1,000,000). Myogen will cause GSK to be named as an additional insured on each of such insurance policies. The minimum level of insurance set forth herein will not be construed to create a limit on Myogen's liability with respect to its indemnification obligations hereunder. Myogen may elect to maintain a policy of self insurance in the foregoing amounts in satisfaction of its obligations hereunder. Prior to the Commencement Date (and each anniversary thereof), Myogen will furnish to GSK a certificate of insurance evidencing such coverage as of the Effective Date (and each anniversary thereof) and upon reasonable request by GSK at any time hereafter. Each such certificate of insurance will include a provision whereby thirty (30) days' written notice must be received by GSK prior to coverage modification or cancellation by either Myogen or the insurer. GSK will maintain a policy of self-insurance in amounts sufficient to cover its obligations under the Agreement.

                                    ARTICLE X

                                  FORCE MAJEURE

     Section 10.1 Force Majeure. Any delays in performance by any Party under this Agreement, other than with respect to the payment of obligations, shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, terrorism, materials shortages or failure of any supplier (where such shortage or failure is attributable to an event of force majeure suffered by such supplier), fire, flood, explosion, earthquake, hurricanes, storms, tornadoes, riots, wars, civil disorder, failure of public utilities or common carriers, labor disturbances, rebellion or sabotage. The Party suffering such occurrence shall notify the other Party as soon as practicable of such inability and of the period for which such inability is expected to continue, and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence; provided, that the Party suffering such occurrence uses Commercially Reasonable Efforts to mitigate any damages incurred by the other Party.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

                                   ARTICLE XI

                                 CONFIDENTIALITY

     Section 11.1 Confidential Information. Myogen and GSK each hereby recognize and acknowledge that the other Party's Confidential Information constitutes valuable and confidential information. Subject to other express provisions of this Agreement, Myogen and GSK each agree as follows that during the Term, and for a period of five (5) years after the effective date of the expiration or earlier termination of this Agreement for any reason:

          (a) The Parties will not disclose, directly or indirectly, in any manner whatsoever to any Third Parties any Confidential Information received from the other Party (the "Disclosing Party") without first obtaining the written consent of the Disclosing Party, and the other Party ("Recipient") will keep confidential, all of the Disclosing Party's Confidential Information that is disclosed to Recipient. Recipient agrees to use the same level of care in safeguarding the Disclosing Party's Confidential Information that Recipient uses with its own confidential information of a similar nature, but in no event less than reasonable care. Recipient will restrict disclosure of the Disclosing Party's Confidential Information solely to those of its (or its Affiliate's) employees or representatives having a need to know such Confidential Information in order to exercise a right granted or fulfill an obligation under, this Agreement.

          (b) Both Parties shall ensure that each of their respective employees and representatives who will have access to the Confidential Information of the Disclosing Party are bound by an agreement to maintain such Confidential Information in accordance with the confidentiality obligations set forth in this
Article XI.

          (c) Recipient will not use the Disclosing Party's Confidential Information in any manner whatsoever other than solely in connection with the performance of its obligations, or exercise of its rights, under this Agreement.

          (d) Except as permitted by this Article XI, Myogen and GSK each agree not to disclose any terms or conditions of this Agreement or the existence of this Agreement to any Third Party without the prior written consent of the other Party, provided, that each Party will be entitled to disclose the terms of this Agreement without such consent to its advisors and potential investors or other financing sources, to bona fide potential investors, lenders and acquirors/acquirees, and to such Party's consultants and advisors, and to its permitted licensees and sublicensees on the condition that such Persons agree to keep such Confidential Information in accordance with the obligations set forth in this Article XI.

          (e) In the event Recipient is requested pursuant to, or required by, Applicable Law to disclose any of the Disclosing Party's Confidential Information, it will notify the Disclosing Party promptly so that the Disclosing Party may seek a protective order or other appropriate remedy or, in the Disclosing Party's sole discretion, waive compliance with the confidentiality provisions of this Agreement. At the Disclosing Party's expense, Recipient will co-operate in all reasonable respects, in connection with any reasonable actions to be taken for

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

the foregoing purpose. In the event that no such protective order or other remedy is obtained, or that the Disclosing Party waives compliance with the confidentiality provisions of this Agreement, Recipient will, without liability hereunder, furnish only that portion of the Confidential Information which Recipient is advised by its counsel is legally required, and Recipient will exercise reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Disclosing Party's Confidential Information.

          (f) Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing, and the other Party will either: (i) promptly destroy all copies of the requesting Party's Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (ii) promptly deliver to the requesting Party, at the other Party's expense, all copies of such Confidential Information in the possession of the other Party, provided, however, the other Party will be permitted to retain one (1) copy of the requesting Party's Confidential Information for the sole purpose of determining any continuing obligations hereunder. Additionally, upon termination of this Agreement for any reason, both Parties will immediately cease all use of the other Party's Confidential Information including, to the extent reasonably possible, removing all references to such Confidential Information from its internal analyses, memoranda, compilations, studies or other documents. All Confidential Information will continue to be subject to the terms of this Agreement for the period set forth in this Section 11.1.

          (g) Each Party represents and warrants to the other Party that it has all right, title and ownership interest in and to its Confidential Information and/or it has the right to disclose its Confidential Information to the other Party. Each Party may seek to enforce all rights and legal remedies available under this Article XI or by law, including injunctive relief, specific performance and other equitable remedies in the event of a breach of the provisions of this Article XI by the other Party.

          (h) Notwithstanding the provisions of this Article XI, the Parties agree that nothing contained in this Article XI will prevent GSK, in any way whatsoever from disclosing any Myogen Confidential Information, without obtaining Myogen's prior consent, to any Affiliate of GSK or to any Third Party for the purposes of engaging in the Development, Manufacture and/or Commercialization of Product in the GSK Territory, provided such Affiliate or Third Party is under an obligation of confidentiality at least as restrictive as the obligations contained in Article XI herein with respect to the Confidential Information. The confidentiality obligations set forth in this Article XI will supersede the Confidential Disclosure Agreement dated as of September 2, 2005 between the Parties ("Confidentiality Agreement"), and will govern any and all information disclosed by either Party to the other pursuant thereto, and will be retroactively effective to the date of the Confidentiality Agreement.

     Section 11.2 Publicity. Any key announcements or publicity regarding the existence of this Agreement or any terms or subject matter of this Agreement by either Myogen and/or GSK will be agreed to by Myogen and GSK in writing in advance of any such announcement or publicity. The Party preparing any such announcement, publicity or press release will provide the other Party with a draft thereof reasonably in advance of disclosure so as to permit the other

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Party to review and comment on such announcement, publicity or press release, unless applicable law, rule or regulation otherwise requires immediate public disclosure. The foregoing notwithstanding, the Parties will agree on a press release to announce the execution of this Agreement, together with a corresponding question/answer outline for use in responding to inquiries about this Agreement. Thereafter, Myogen and GSK may each disclose to Third Parties the information contained in such press release and question/answer outline without the need for further approval by the other Party. Each Party agrees that it will co-operate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure.

     Section 11.3 Publication.

          (a) Myogen will not submit for written, electronic or oral publication in the Territory, any document, manuscript, abstract or the like (a "Myogen Publication") which includes any data, results or any other information regarding, related to, Product without first providing GSK with a copy of such Myogen Publication for GSK's review and consent. GSK will review and provide its comments and changes, if any, to such Myogen Publication which is an abstract, within five (5) Business Days after receipt of the Myogen Publication from Myogen and to such Myogen Publication which is a manuscript or any other document, within twenty (20) Business Days after receipt of the Myogen Publication from Myogen. If GSK does not provide any comment within such applicable specified periods, GSK will be deemed to have consented to the content of such Myogen Publication.

          (b) GSK will not submit for written, electronic or oral publication in the Territory, any document, manuscript, abstract or the like (a "GSK Publication") which includes any data, results or any other information regarding, related to, Product without first providing Myogen with a copy of such GSK Publication for Myogen's review. Myogen will review and provide its comments and changes, if any, to such GSK Publication which is an abstract, within five (5) Business Days after receipt of the GSK Publication from GSK and to such GSK Publication which is a manuscript or any other document, within twenty (20) Business Days after receipt of the GSK Publication from GSK. GSK will consider in good faith, but will not be obligated to incorporate, any comments and changes received from Myogen as provided herein with respect to such GSK Publication.

     Section 11.4 Clinical Trial Registries. The Parties acknowledge and agree that notwithstanding anything to the contrary contained in this Article XI, GSK may publish the results and/or summaries of clinical trials relating to Product on a clinical trial register maintained by GSK or its Affiliate, and that such publication will not be a breach of the confidentiality obligations provided in this Article XI.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

                                   ARTICLE XII

                              TERM AND TERMINATION

     Section 12.1 Term. The term of this Agreement will commence on the Effective Date and, unless sooner terminated as provided in this Article XII expire on the third (3rd) anniversary of the Commencement Date (such three (3) year period is referred to herein as the "initial period"). The Parties may, not later than ninety (90) calendar days prior to the expiration of the initial period, extend the Term for an additional period not to exceed two (2) years (such additional period referred to as the "subsequent period"). The initial period and subsequent period, if any, are collectively referred to as the "Term".

     Section 12.2 Termination for Material Breach. Each Party will be entitled to terminate this Agreement in its entirety at any time during the Term by written notice to the other Party in the event that the other Party is in material default or breach of any of its obligations hereunder, and fails to remedy any such default or breach within [..**..] calendar days or, in the case of a material breach under the Current Accredo Agreement, Current TheraCom Agreement, New Accredo Agreement, New TheraCom Agreement or failure to pay uncontested amounts due hereunder, within [..**..] calendar days (respectively, the "Cure Period") after notice thereof by the non-defaulting/non-breaching Party. If such default or breach is not corrected within the applicable Cure Period, the non-defaulting/non-breaching Party will have the right to immediately terminate this Agreement by giving written notice to the Party in default or breach. If the Parties in good faith dispute the existence of a material breach or whether a Party has cured a material breach, termination of this Agreement shall not be deemed to occur until such dispute has been resolved by the Parties designated executive in accordance with Section 9.1 hereof.

     Section 12.3 Termination for Safety Issues. Either Party may, upon prior written notice to the other, immediately terminate this Agreement at any time during the Term if the withdrawal of the Product in the Territory is commenced by GSK or ordered or required by a Governmental Authority.

     Section 12.4 Termination for Manufacturing Issues. Myogen may, upon prior written notice to GSK, immediately terminate this Agreement at any time during the Term if GSK is unable to supply Product to Myogen as provided herein for more than [..**..] consecutive months during the Term.

     Section 12.5 Termination for Decline in Gross Sales.

          (a) Following the commencement of the Second Year, provided that a Generic Equivalent is not sold in the Territory, either Party may, upon six (6) months' prior written notice to the other Party, immediately terminate this Agreement, in the event that Gross Sales for a Contract Year are less than [..**..] of the Baseline Gross Sales for such Contract Year, which decline in Gross Sales is not related to a breach by Myogen of its obligations under
Section 3.9. During the six (6) month notice period, the Parties shall make such adjustments to Myogen's advertising, promotion and selling efforts with respect to the Product set forth in

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

Section 3.9 without penalty as may be reasonable in light of the circumstances and necessary to ensure a smooth transition to GSK of Myogen's responsibilities for the Product.

          (b) Myogen may, upon six (6) months' prior written notice to GSK, immediately terminate this Agreement in the event that the Gross Sales for the [..**..] period in a Contract Year are less than [..**..] of the total Gross Sales for the consecutive [..**..] month period immediately prior to such [..**..] period in a Contract Year, which decline in Gross Sales is not related to a breach by Myogen of its obligations under Section 3.9. During the six (6) month notice period, the Parties shall make such adjustments to Myogen's advertising, promotion and selling efforts with respect to the Product set forth in Section 3.9 without penalty as may be reasonable in light of the circumstances and necessary to ensure a smooth transition to GSK of Myogen's responsibilities for the Product.

     Section 12.6 Termination for no Commencement Date. GSK may, upon thirty
(30) calendar days' prior written notice to Myogen, immediately terminate this Agreement in the event that the Commencement Date does not occur within six (6) months after the Effective Date.

     Section 12.7 Termination Without Cause.

          (a) The Parties may terminate this Agreement in its entirety at any time and for any reason during the Term upon their mutual written agreement; or

          (b) Myogen may terminate this Agreement in its entirety at any time and for any reason during the Term upon providing GSK with not less than twelve
(12) months' prior written notice; provided, however, that Myogen not exercise the foregoing right prior to the commencement of the Second Year.

     Section 12.8 Bankruptcy. Either Party may terminate this Agreement in its entirety at any time during the Term by giving written notice to the other Party if the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed with sixty (60) calendar days after the filing thereof, or if the other Party proposes or is a party to any dissolution or liquidation, or if the other Party makes an assignment for the benefit of creditors.

     Section 12.9 Effect of Expiration of Termination. Upon the effective date of the expiration or earlier termination of this Agreement for any reason, all licenses and rights granted to Myogen by GSK under this Agreement, including, without limitation under the Intellectual Property and Trademarks, will terminate, and all rights therein will revert to GSK. Upon such expiration or termination, Myogen will:

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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          (a) at GSK's discretion, either destroy all Promotional Materials, or assign and transfer to GSK all such Promotional Materials (including, without limitation, any copyright rights therein), at which time such Promotional Materials will be regarded as GSK's Confidential Information;

          (b) sell to GSK, and GSK will purchase from Myogen, Myogen's then-current inventory of Product at the Supply Price paid by Myogen to GSK pursuant to this Agreement;

          (c) assign to GSK, to the extent assignable and at GSK's request, GSK's rights in any or all Third Party agreements for licenses, services or supplies used in the promotion, distribution, marketing, advertisement and/or sale of Product in the Territory during the Term;

          (d) return to GSK all relevant records, materials or Confidential Information relating to Product in Myogen's (or any of its Affiliates' or contractors') possession; and

          (e) cease all marketing, sale, promotion, advertising and distribution of Product in the Territory.

     Section 12.10 Survival Upon Termination or Expiration.

          (a) The following provisions will survive any expiration or termination of this Agreement:

               (i) Sections 2.7, 3.2(c), 3.3(d), 3.5, 3.6, 5.3(j), 5.6(b),
5.6(c), 5.6(e), 5.9, 6.4, 6.5 (with respect to Product sold during the Term),
12.9 and 12.10, and Articles VII, IX, XI and XIII; and

               (ii) Article I for the sole purposes of interpreting the obligations and liabilities between the Parties surviving termination of this Agreement;

which will survive termination or expiration of this Agreement for the time period specified in such Sections or Articles, as applicable, or if no such time period is specified, indefinitely.

          (b) Upon termination of this Agreement, GSK will have the right to retain any sums already paid by Myogen hereunder, and GSK will have the right to receive all payments previously accrued under Sections 3.2(b), 3.5 and 5.6(c).

          (c) Termination of this Agreement will not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination, including any payment obligations, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation.

          (d) For the avoidance of doubt, upon the termination of this Agreement all of rights and licenses to the Product and under the Intellectual Property and the Trademarks granted

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

by GSK to Myogen pursuant to Article II hereof will terminate and Myogen will no longer have any rights to the Product and/or under the Intellectual Property or Trademarks.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     Section 13.1 Notices. Notices required or permitted under this Agreement will be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx), or by facsimile confirmed by prepaid registered or certified air mail letter or by overnight express mail (e.g., FedEx), (failure of such confirmation will not affect the validity of such notice by facsimile to the extent the receipt of such notice is confirmed by the act of the receiving Party (e.g., a facsimile of the receiving Party submitting its receipt of such notice)) and will be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the Parties:

     If to GSK:

     Smith Kline Beecham Corporation
     5 Moore Drive
     Research Triangle Park, NC 27709
     Attn: Senior Vice President, US Pharmaceuticals, Research Triangle Park

     with a copy to:

     Smith Kline Beecham Corporation d/b/a GlaxoSmithKline
     2301 Renaissance Boulevard
     King of Prussia, PA 19406-2772
     Attn: Vice President and Associate General Counsel, R&D Legal Operations, Business Development Transactions Team

     If to Myogen:

     Myogen, Inc.
     7575 West 103rd Ave., Suite 102
     Westminster, CO 80021
     Attn: Chief Executive Officer

     with a copy to:

     Myogen, Inc.
     7575 West 103rd Ave., Suite 102
     Westminster, CO 80021
     Attn: General Counsel

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Section 13.2 Governing Law. The form, execution, validity, construction and effect of this Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the choice-of-law provisions thereof. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, in accordance with Section 9.1, that the Parties hereby submit to the exclusive jurisdiction of the federal courts of New York. The Parties hereby consent to service of process by mailing or delivering such service to the Party at its respective principal business address.

     Section 13.3 Performance by Affiliates. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates; provided, however, that each Party will remain responsible for the performance by its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceeds against an Affiliate, for any obligation or performance hereunder prior to proceeding directly against such Party.

     Section 13.4 Miscellaneous.

          (a) Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

          (b) Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

          (c) Counterparts. This Agreement may be executed simultaneously in two
(2) or more counterparts, each of which will be deemed an original.

          (d) Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous writings and understandings, including the Confidentiality Agreement. This Agreement may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

          (e) No Third Party Beneficiaries. No Third Party, including any employee of any Party to this Agreement, will have or acquire any rights by reason of this Agreement.

          (f) Assignment and Successors. Neither this Agreement nor any interest hereunder will be assigned, sold, transferred or otherwise disposed of by either Party without the prior written consent of the other Party, provided, however, that either Party may assign this Agreement to its Affiliate or to any corporation with which such Party may merge or consolidate,

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or to which it may transfer all or substantially all of its business or assets associated with this Agreement, without obtaining the consent of the other Party. Any attempted assignment, sale or transfer in violation of the prior sentence will be void.

          (g) Severability. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, such provision shall be considered severed from this Agreement, and it is the intention of the Parties that the remainder of the Agreement will not be affected. The Parties will make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

          (h) Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

          (i) Relationship of the Parties. It is not the intent of the Parties hereto to form any partnership or joint venture. Each Party will, in relation to its obligations hereunder, be deemed to be and will be an independent contractor, and nothing in this Agreement will be construed to give such Party the power or authority to act as agent for the other Party for any purpose, or to bind or commit the other Party in any way whatsoever.

            [The remainder of this page is intentionally left blank.]

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     IN WITNESS WHEREOF, the Parties have caused this Distribution and Supply Agreement to be executed by their duly authorized representatives.

SMITHKLINE BEECHAM CORPORATION          MYOGEN, INC.
D/B/A GLAXOSMITHKLINE


By: /s/ Donald F. Parman                By: /s/ J. William Freytag
    ---------------------------------       ------------------------------------
Name: Donald F. Parman                  Name: J. William Freytag
Title: Vice President & Secretary       Title: CEO & President

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  SCHEDULE 1.1A

                              INTELLECTUAL PROPERTY

U.S. Patent No. 4,883,812

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  SCHEDULE 1.1B

                                     PRODUCT

FLOLAN(R) (epoprostenol sodium) for Injection, 0.5 mg and 1.5 mg Vials

STERILE DILUENT FOR FLOLAN

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  SCHEDULE 1.1C

                                   TRADEMARKS

FLOLAN for PROSTAGLANDIN PREPARATION FOR HUMAN USE

US Registration No. 1251465, assigned to SmithKline Beecham Corporation, issued September 20, 1983.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                                 SPECIFICATIONS

[..**..]

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                      CURRENT ACCREDO ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT (the "Assignment") is entered into as of the 3rd day of March, 2006 by and between Myogen, Inc., a Delaware corporation, with its principal place of business at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("Myogen") and SmithKline Beecham Corporation d/b/a GlaxoSmithKline, a Pennsylvania corporation, with its principal place of business at One Franklin Plaza, 200 North 16th Street, Philadelphia, PA 19101 ("GSK"). Myogen and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

     WHEREAS, GSK and Accredo Health Incorporated ("Accredo") are parties to a Specialty Distribution Agreement, as amended, effective as of September 1, 2000 (the "Current Accredo Agreement"), a copy of which is attached hereto;

     WHEREAS, contemporaneous with the execution of this Assignment, the Parties have executed a Distribution and Supply Agreement (the "Agreement"), pursuant to which GSK appointed Myogen as GSK's exclusive distributor (except as otherwise provided in the Agreement) of Product in the Territory, and, in connection therewith, granted to Myogen the exclusive right (except as otherwise provided in the Agreement) to market, promote, advertise, sell and distribute Product in the Territory after the Commencement Date and during the Term;

     WHEREAS, in accordance with the Agreement, GSK desires to assign, and Myogen desires to accept assignment of, the Current Accredo Agreement in accordance with the terms of this Assignment; and

     WHEREAS, all capitalized terms not otherwise defined in this Assignment will have the meaning ascribed to them in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, Myogen and GSK hereby agree as follows:

     1. Subject to the terms and conditions of this Assignment, GSK hereby assigns all of its rights and obligations under the Current Accredo Agreement to Myogen. This Assignment will be effective as of the Commencement Date and will immediately terminate upon the expiration or earlier termination for any reason of the Agreement, without any further action by either Party or Accredo. Upon the termination of this Assignment, Myogen will immediately cease to have any rights or obligations under the Current Accredo Agreement (excluding, however, any rights and/or obligations which accrued prior to the effective date of the

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

termination of this Assignment) and all rights and obligation thereunder will immediately and automatically revert back to GSK.

     2. Myogen acknowledges and agrees that notwithstanding anything contained herein to the contrary:

          (a) It will provide GSK copies of any material notices sent by Accredo to Myogen and sent by Myogen to Accredo, including, without limitation, notices of breach or default and termination notices;

          (b) It will not amend the Current Accredo Agreement without GSK's prior written consent, which consent shall not be unreasonably withheld;

          (c) It will not (i) Detail Product in the Territory on the basis of the Patient Assistance Program or affirmatively use the Patient Assistance Program in any way to persuade Target Prescribers or other healthcare professionals to prescribe Product, (ii) intentionally make disparaging, false or misleading remarks about Accredo, and (iii) Detail or otherwise communicate with any Target Prescriber or other healthcare professional physician using specific patient information;

          (d) It will provide GSK with a copy of the results of the patient satisfaction survey conducted pursuant to the Current Accredo Agreement;

          (e) GSK will, at its sole expense, be permitted to attend and participate in the semi-annual meetings with Accredo as set forth in the Current Accredo Agreement; and

          (f) Within two (2) Business Days of receiving written notice of a monetary breach or non-monetary material breach from Accredo as provided in
Section 8.2 of the Current Accredo Agreement, Myogen will provide GSK with a copy of such notice and meet with GSK upon GSK's request to discuss whether a material breach has occurred, whether Myogen should challenge the existence of the breach by invoking the dispute resolution processes under the Current Accredo Agreement (which Myogen will not do without prior consultation with GSK) and the options to cure such breach, if applicable. GSK may, in its sole discretion but after consultation with Myogen, determine to cure any such breach of Myogen under the Current Accredo Agreement if Myogen has not already done so, and in the event of a breach involving delays in Accredo receiving Product requested pursuant to any Accredo order, GSK will have an immediate right to ship Product directly to Accredo without having received a Purchase Order from Myogen; provided, however, that (i) if GSK cures any monetary breach of Myogen, GSK will have the right to recover the amounts paid to Accredo to effect such cure within thirty (30) days of such cure; and (ii) if GSK cures any non-monetary breach of Myogen, GSK will have the right to credit any and all reasonable, documented direct costs and expenses incurred by GSK in curing such non-monetary breach; however, in the case of (i) and (ii) above, only to the extent that such breach was not directly or indirectly a result of an act or omission by GSK, its Affiliates or contractors. In the event of such action by GSK to cure a breach alleged by Accredo, Myogen reserves the right to dispute with GSK pursuant to Paragraph 3 below whether in fact a breach of the Current Accredo Agreement had occurred and a cure was necessary.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     3. If a dispute or controversy regarding any right or obligation under this Assignment arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty
(30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the senior vice president of U.S. pharmaceuticals, Research Triangle Park for GSK or his/her designee and chief executive officer of Myogen or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Paragraph 4 below. The provisions of this Paragraph 3 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     4. The form, execution, validity, construction and effect of this Assignment will be governed by and construed in accordance with the laws of the State of New York, without regard to the choice-of-law provisions thereof. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, the Parties hereby submit to the exclusive jurisdiction of the federal courts of New York. The Parties hereby consent to service of process by mailing or delivering such service to the Party at its respective principal business address.

     5. Miscellaneous Provisions.

          (a) This Assignment will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

          (b) This Assignment may be executed simultaneously in two (2) or more counterparts, each of which will be deemed an original.

          (c) This Assignment constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous writings and understandings. This Assignment may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. No waiver by any Party of any condition or of the breach of any provision contained in this Assignment, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Assignment.

          (d) No Third Party, including any employee of any Party to this Assignment, will have or acquire any rights by reason of this Assignment.

          (e) Neither this Assignment nor any interest hereunder will be assigned, sold, transferred or otherwise disposed of by either Party without the prior written consent of the other Party, provided, however, that either Party may assign its rights under this Assignment to its Affiliate or to any corporation with which such Party may merge or consolidate, or to which it may transfer all or substantially all of its business or assets associated with Product, without

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obtaining the consent of the other Party. Any attempted assignment, sale or transfer in violation of the prior sentence will be void.

          (f) Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Assignment.

     IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their duly authorized representatives.

ASSIGNOR:                               ASSIGNEE:

SMITHKLINE BEECHAM CORPORATION          MYOGEN, INC.
D/B/A GLAXOSMITHKLINE


By: /s/ Donald F. Parman                By: /s/ J. William Freytag
    ---------------------------------       -------------------------------
Name: Donald F. Parman                  Name: J. William Freytag
Title: Vice President & Secretary       Title: CEO & President

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                      CURRENT THERACOM ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT (the "Assignment") is entered into as of the 3rd day of March, 2006 by and between Myogen, Inc., a Delaware corporation, with its principal place of business at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("Myogen") and SmithKline Beecham Corporation d/b/a GlaxoSmithKline, a Pennsylvania corporation, with its principal place of business at One Franklin Plaza, 200 North 16th Street, Philadelphia, PA 19101 ("GSK"). Myogen and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

     WHEREAS, GSK and TheraCom Inc. ("TheraCom") are parties to a Specialty Distribution Agreement, as amended, effective as of October 21, 1999 (the "Current TheraCom Agreement"), a copy of which is attached hereto;

     WHEREAS, contemporaneous with the execution of this Assignment, the Parties have executed a Distribution and Supply Agreement (the "Agreement"), pursuant to which GSK appointed Myogen as GSK's exclusive distributor (except as otherwise provided in the Agreement) of Product in the Territory, and, in connection therewith, granted to Myogen the exclusive right (except as otherwise provided in the Agreement) to market, promote, advertise, sell and distribute Product in the Territory;

     WHEREAS, in accordance with the Agreement, GSK desires to assign, and Myogen desires to accept assignment of, the Current TheraCom Agreement in accordance with the terms of this Assignment; and

     WHEREAS, all capitalized terms not otherwise defined in this Assignment will have the meaning ascribed to them in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, Myogen and GSK hereby agree as follows:

     1. Subject to the terms and conditions of this Assignment, GSK hereby assigns all of its rights and obligations under the Current TheraCom Agreement to Myogen. This Assignment will be effective as of the Commencement Date and will immediately terminate upon the expiration or earlier termination for any reason of the Agreement, without any action further by either Party or TheraCom. Upon the termination of this Assignment, Myogen will immediately cease to have any rights or obligations under the Current TheraCom Agreement (excluding, however, any rights and/or obligations which accrued prior to the effective date of the

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

termination of this Assignment) and all rights and obligation thereunder will immediately and automatically revert back to GSK.

     2. Myogen acknowledges and agrees that notwithstanding anything in this Assignment to the contrary:

          (a) It will provide GSK copies of any material notices sent by TheraCom to Myogen and sent by Myogen to TheraCom, including, without limitation, notices of breach or default and termination notices;

          (b) It will not amend the Current TheraCom Agreement without GSK's prior written consent, which consent shall not be unreasonably withheld;

          (c) It will not (i) Detail Product in the Territory on the basis of the Patient Assistance Program or affirmatively use the Patient Assistance Program in any way to persuade Target Prescribers or other healthcare professionals to prescribe Product, (ii) intentionally make disparaging, false or misleading remarks about TheraCom, and (iii) Detail or otherwise communicate with any Target Prescriber or other healthcare professional physician using specific patient information;

          (d) It will provide GSK with a copy of the results of the patient satisfaction survey conducted pursuant to the Current TheraCom Agreement;

          (e) GSK will, at its sole expense, be permitted to attend and participate in the semi-annual meetings with TheraCom as set forth in the Current TheraCom Agreement; and

          (f) Within two (2) Business Days of receiving written notice of a monetary breach or non-monetary material breach from TheraCom as provided in
Section 8.2 of the Current TheraCom Agreement, Myogen will provide GSK with a copy of such notice and meet with GSK upon GSK's request to discuss whether a material breach has occurred, whether Myogen should challenge the existence of the breach by invoking the dispute resolution processes under the Current TheraCom Agreement (which Myogen will not do without prior consultation with GSK) and the options to cure such breach, if applicable. GSK may, in its sole discretion but after consultation with Myogen, determine to cure any such breach of Myogen under the Current TheraCom Agreement if Myogen has not already done so, and in the event of a breach involving delays in Accredo receiving Product requested pursuant to any TheraCom order, GSK will have an immediate right to ship Product directly to TheraCom without having received a Purchase Order from Myogen; provided, however, that (i) if GSK cures any monetary breach of Myogen, GSK will have the right to recover the amounts paid to TheraCom to effect such cure within thirty (30) days of such cure; and (ii) if GSK cures any non-monetary breach of Myogen, GSK will have the right to credit any and all reasonable, documented direct costs and expenses incurred by GSK in curing such non-monetary breach; however, in the case of (i) and (ii) above, only to the extent that such breach was not directly or indirectly a result of an act or omission by GSK, its Affiliates or contractors. In the event of such action by GSK to cure a breach alleged by TheraCom, Myogen reserves the right to dispute with GSK pursuant to Paragraph 3 below whether in fact a breach of the Current TheraCom Agreement had occurred and a cure was necessary.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     3. If a dispute or controversy regarding any right or obligation under this Assignment arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty
(30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the senior vice president of U.S. pharmaceuticals, Research Triangle Park for GSK or his/her designee and chief executive officer of Myogen or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Paragraph 4 below. The provisions of this Paragraph 3 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     4. The form, execution, validity, construction and effect of this Assignment will be governed by and construed in accordance with the laws of the State of New York, without regard to the choice-of-law provisions thereof. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, the Parties hereby submit to the exclusive jurisdiction of the federal courts of New York. The Parties hereby consent to service of process by mailing or delivering such service to the Party at its respective principal business address.

     5. Miscellaneous Provisions.

          (a) This Assignment will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

          (b) This Assignment may be executed simultaneously in two (2) or more counterparts, each of which will be deemed an original.

          (c) This Assignment constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous writings and understandings. This Assignment may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. No waiver by any Party of any condition or of the breach of any provision contained in this Assignment, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Assignment.

          (d) No Third Party, including any employee of any Party to this Assignment, will have or acquire any rights by reason of this Assignment.

          (e) Neither this Assignment nor any interest hereunder will be assigned, sold, transferred or otherwise disposed of by either Party without the prior written consent of the other Party, provided, however, that either Party may assign its rights under this Assignment to its Affiliate or to any corporation with which such Party may merge or consolidate, or to which it may transfer all or substantially all of its business or assets associated with Product, without

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obtaining the consent of the other Party. Any attempted assignment, sale or transfer in violation of the prior sentence will be void.

          (f) Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Assignment.

     IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their duly authorized representatives.

ASSIGNOR:                               ASSIGNEE:

SMITHKLINE BEECHAM CORPORATION          MYOGEN, INC.
D/B/A GLAXOSMITHKLINE


By: /s/ Donald F. Parman                By: /s/ J. William Freytag
    ---------------------------------       ------------------------------------
Name: Donald F. Parman                  Name: J. William Freytag
Title: Vice President & Secretary       Title: CEO & President

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D

                        NEW ACCREDO AGREEMENT ASSIGNMENT

     THIS ASSIGNMENT AGREEMENT (the "Assignment") is entered into as of the ___ day of ________, 2006 (the "Effective Date") by and between Myogen, Inc., a Delaware corporation, with its principal place of business at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("Myogen") and SmithKline Beecham Corporation d/b/a GlaxoSmithKline, a Pennsylvania corporation, with its principal place of business at One Franklin Plaza, 200 North 16th Street, Philadelphia, PA 19101 ("GSK"). Myogen and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

     WHEREAS, GSK and Accredo Health Incorporated ("Accredo") are parties to a [TITLE OF NEW ACCREDO AGREEMENT] effective as of ________, 2006 (the "New Accredo Agreement"), a copy of which is attached hereto;

     WHEREAS, on March __, 2006, the Parties executed a Distribution and Supply Agreement (the "Agreement"), pursuant to which GSK appointed Myogen as GSK's exclusive distributor (except as otherwise provided in the Agreement) of Product in the Territory, and, in connection therewith, granted to Myogen the exclusive right (except as otherwise provided in the Agreement) to market, promote, advertise, sell and distribute Product in the Territory;

     WHEREAS, in accordance with the Agreement, GSK desires to assign, and Myogen desires to accept assignment of, the New Accredo Agreement in accordance with the terms of this Assignment; and

     WHEREAS, all capitalized terms not otherwise defined in this Assignment will have the meaning ascribed to them in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, Myogen and GSK hereby agree as follows:

     1. Subject to the terms and conditions of this Assignment, GSK hereby assigns all of its rights and obligations under the New Accredo Agreement to Myogen. This Assignment will be effective as of the Commencement Date and will immediately terminate upon the expiration or earlier termination for any reason of the Agreement, without any action further by either Party or Accredo. Upon the termination of this Assignment, Myogen will immediately cease to have any rights or obligations under the New Accredo Agreement (excluding, however, any rights and/or obligations which accrued prior to the effective date of the termination of this Assignment) and all rights and obligation thereunder will immediately and automatically revert back to GSK.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     2. Myogen acknowledges and agrees that notwithstanding anything herein to the contrary:

          (a) It will provide GSK copies of any material notices sent by Accredo to Myogen and sent by Myogen to Accredo, including, without limitation, notices of breach or default and termination notices;

          (b) It will not amend the New Accredo Agreement without GSK's prior written consent, which consent shall not be unreasonably withheld;

          (c) It will not (i) Detail Product in the Territory on the basis of the Patient Assistance Program or affirmatively use the Patient Assistance Program in any way to persuade Target Prescribers or other healthcare professionals to prescribe Product, (ii) intentionally make disparaging, false or misleading remarks about Accredo, and (iii) Detail or otherwise communicate with any Target Prescriber or other healthcare professional physician using specific patient information;

          (d) It will provide GSK with a copy of the results of the patient satisfaction survey conducted pursuant to the New Accredo Agreement;

          (e) GSK will, at its sole expense, be permitted to attend and participate in the semi-annual meetings with Accredo as set forth in the New Accredo Agreement; and

          (f) Within two (2) Business Days of receiving written notice of a monetary breach or non-monetary material breach from Accredo as provided in Section __ of the New Accredo Agreement, Myogen will provide GSK with a copy of such notice and meet with GSK upon GSK's request to discuss whether a material breach has occurred, whether Myogen should challenge the existence of the breach by invoking the dispute resolution processes under the New Accredo Agreement (which Myogen will not do without prior consultation with GSK) and the options to cure such breach, if applicable. GSK may, in its sole discretion but after consultation with Myogen, determine to cure any such breach of Myogen under the New Accredo Agreement if Myogen has not already done so, and in the event of a breach involving delays in Accredo receiving Product requested pursuant to any Accredo order, GSK will have an immediate right to ship Product directly to Accredo without having received a Purchase Order from Myogen; provided, however, that (i) if GSK cures any monetary breach of Myogen, GSK will have the right to recover the amounts paid to Accredo to effect such cure within thirty (30) days of such cure; and (ii) if GSK cures any non-monetary breach of Myogen, GSK will have the right to credit any and all reasonable, documented direct costs and expenses incurred by GSK in curing such non-monetary breach; however, in the case of (i) and (ii) above, only to the extent that such breach was not directly or indirectly a result of an act or omission by GSK, its Affiliates or contractors. In the event of such action by GSK to cure a breach alleged by Accredo, Myogen reserves the right to dispute with GSK pursuant to Paragraph 3 below whether in fact a breach of the New Accredo Agreement had occurred and a cure was necessary.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     3. If a dispute or controversy regarding any right or obligation under this Assignment arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty
(30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the senior vice president of U.S. pharmaceuticals, Research Triangle Park for GSK or his/her designee and chief executive officer of Myogen or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Paragraph 4 below. The provisions of this Paragraph 3 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     4. The form, execution, validity, construction and effect of this Assignment will be governed by and construed in accordance with the laws of the State of New York, without regard to the choice-of-law provisions thereof. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, the Parties hereby submit to the exclusive jurisdiction of the federal courts of New York. The Parties hereby consent to service of process by mailing or delivering such service to the Party at its respective principal business address.

     5. Miscellaneous Provisions.

          (a) This Assignment will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

          (b) This Assignment may be executed simultaneously in two (2) or more counterparts, each of which will be deemed an original.

          (c) This Assignment constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous writings and understandings. This Assignment may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. No waiver by any Party of any condition or of the breach of any provision contained in this Assignment, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Assignment.

          (d) No Third Party, including any employee of any Party to this Assignment, will have or acquire any rights by reason of this Assignment.

          (e) Neither this Assignment nor any interest hereunder will be assigned, sold, transferred or otherwise disposed of by either Party without the prior written consent of the other Party, provided, however, that either Party may assign its rights under this Assignment to its Affiliate or to any corporation with which such Party may merge or consolidate, or to which it may transfer all or substantially all of its business or assets associated with Product, without

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obtaining the consent of the other Party. Any attempted assignment, sale or transfer in violation of the prior sentence will be void.

          (f) Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Assignment.

     IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their duly authorized representatives.

ASSIGNOR:                               ASSIGNEE:

SMITHKLINE BEECHAM CORPORATION          MYOGEN, INC.
D/B/A GLAXOSMITHKLINE


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E

                        NEW THERACOM AGREEMENT ASSIGNMENT

     THIS ASSIGNMENT AGREEMENT (the "Assignment") is entered into as of the ___ day of ________, 2006 (the "Effective Date") by and between Myogen, Inc., a Delaware corporation, with its principal place of business at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("Myogen") and SmithKline Beecham Corporation d/b/a GlaxoSmithKline, a Pennsylvania corporation, with its principal place of business at One Franklin Plaza, 200 North 16th Street, Philadelphia, PA 19101 ("GSK"). Myogen and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

     WHEREAS, GSK and TheraCom Health Incorporated ("TheraCom") are parties to a [TITLE OF NEW THERACOM AGREEMENT] effective as of ________, 2006 (the "New TheraCom Agreement"), a copy of which is attached hereto;

     WHEREAS, on February __, 2006, the Parties executed a Distribution and Supply Agreement (the "Agreement"), pursuant to which GSK appointed Myogen as GSK's exclusive distributor (except as otherwise provided in the Agreement) of Product in the Territory, and, in connection therewith, granted to Myogen the exclusive right (except as otherwise provided in the Agreement) to market, promote, advertise, sell and distribute Product in the Territory;

     WHEREAS, in accordance with the Agreement, GSK desires to assign, and Myogen desires to accept assignment of, the New TheraCom Agreement in accordance with the terms of this Assignment; and

     WHEREAS, all capitalized terms not otherwise defined in this Assignment will have the meaning ascribed to them in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, Myogen and GSK hereby agree as follows:

     1. Subject to the terms and conditions of this Assignment, GSK hereby assigns all of its rights and obligations under the New TheraCom Agreement to Myogen. This Assignment will be effective as of the Communication Date and will immediately terminate upon the expiration or earlier termination for any reason of the Agreement, without any action further by either Party or TheraCom. Upon the termination of this Assignment, Myogen will immediately cease to have any rights or obligations under the New TheraCom Agreement (excluding, however, any rights and/or obligations which accrued prior to the effective date of the termination of this Assignment) and all rights and obligation thereunder will immediately and automatically revert back to GSK.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     2. Myogen acknowledges and agrees that notwithstanding anything herein to the contrary:

          (a) It will provide GSK copies of any material notices sent by TheraCom to Myogen and sent by Myogen to TheraCom, including, without limitation, notices of breach or default and termination notices;

          (b) It will not amend the New TheraCom Agreement without GSK's prior written consent, which consent shall not be unreasonably withheld;

          (c) It will not (i) Detail Product in the Territory on the basis of the Patient Assistance Program or affirmatively use the Patient Assistance Program in any way to persuade Target Prescribers or other healthcare professionals to prescribe Product, (ii) intentionally make disparaging, false or misleading remarks about TheraCom, and (iii) Detail or otherwise communicate with any Target Prescriber or other healthcare professional physician using specific patient information;

          (d) It will provide GSK with a copy of the results of the patient satisfaction survey conducted pursuant to the New TheraCom Agreement; and

          (e) GSK will, at its sole expense, be permitted to attend and participate in the semi-annual meetings with TheraCom as set forth in the New TheraCom Agreement; and

          (f) Within two (2) Business Days of receiving written notice of a monetary breach or non-monetary material breach from TheraCom as provided in Section __ of the New TheraCom Agreement, Myogen will provide GSK with a copy of such notice and meet with GSK upon GSK's request to discuss whether a material breach has occurred, whether Myogen should challenge the existence of the breach by invoking the dispute resolution processes under the New TheraCom Agreement (which Myogen will not do without prior consultation with GSK) and the options to cure such breach, if applicable. GSK may, in its sole discretion but after consultation with Myogen, determine to cure any such breach of Myogen under the New TheraCom Agreement if Myogen has not already done so, and in the event of a breach involving delays in TheraCom receiving Product requested pursuant to any TheraCom order, GSK will have an immediate right to ship Product directly to TheraCom without having received a Purchase Order from Myogen; provided, however, that (i) if GSK cures any monetary breach of Myogen, GSK will have the right to recover the amounts paid to TheraCom to effect such cure within thirty
(30) days of such cure; and (ii) if GSK cures any non-monetary breach of Myogen, GSK will have the right to credit any and all reasonable, documented direct costs and expenses incurred by GSK in curing such non-monetary breach; however, in the case of (i) and (ii) above, only to the extent that such breach was not directly or indirectly a result of an act or omission by GSK, its Affiliates or contractors. In the event of such action by GSK to cure a breach alleged by TheraCom, Myogen reserves the right to dispute with GSK pursuant to Paragraph 3 below whether in fact a breach of the New TheraCom Agreement had occurred and a cure was necessary.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     3. If a dispute or controversy regarding any right or obligation under this Assignment arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty
(30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the senior vice president of U.S. pharmaceuticals, Research Triangle Park for GSK or his/her designee and chief executive officer of Myogen or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Paragraph 4 below. The provisions of this Paragraph 3 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     4. The form, execution, validity, construction and effect of this Assignment will be governed by and construed in accordance with the laws of the State of New York, without regard to the choice-of-law provisions thereof. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, the Parties hereby submit to the exclusive jurisdiction of the federal courts of New York. The Parties hereby consent to service of process by mailing or delivering such service to the Party at its respective principal business address.

     5. Miscellaneous Provisions.

          (a) This Assignment will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

          (b) This Assignment may be executed simultaneously in two (2) or more counterparts, each of which will be deemed an original.

          (c) This Assignment constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous writings and understandings. This Assignment may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. No waiver by any Party of any condition or of the breach of any provision contained in this Assignment, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Assignment.

          (d) No Third Party, including any employee of any Party to this Assignment, will have or acquire any rights by reason of this Assignment.

          (e) Neither this Assignment nor any interest hereunder will be assigned, sold, transferred or otherwise disposed of by either Party without the prior written consent of the other Party, provided, however, that either Party may assign its rights under this Assignment to its Affiliate or to any corporation with which such Party may merge or consolidate, or to which it may transfer all or substantially all of its business or assets associated with Product, without

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obtaining the consent of the other Party. Any attempted assignment, sale or transfer in violation of the prior sentence will be void.

          (f) Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Assignment.

     IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed by their duly authorized representatives.

ASSIGNOR:                               ASSIGNEE:

SMITHKLINE BEECHAM CORPORATION          MYOGEN, INC.
D/B/A GLAXOSMITHKLINE


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.